UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Mairs and Power Growth Fund, Inc. Mairs and Power Balanced Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAIRS AND POWER GROWTH FUND, INC.

MAIRS AND POWER BALANCED FUND, INC.

W1520 First National Bank Building

332 Minnesota Street

St. Paul, MN 55101

November 1, 2011

Dear Shareholder:

I am writing to ask that you take a few minutes to consider and vote on certain important matters relating to your investment in either or both of Mairs and Power Growth Fund, Inc. (the “Growth Fund”) and Mairs and Power Balanced Fund, Inc. (the “Balanced Fund,” and together with the Growth Fund, the “Funds”), that will be taken up at a Special Joint Meeting of the Shareholders of the Funds (the “Meeting”).

As described in greater detail below and in the enclosed joint proxy statement, most of the proposals to be voted on are designed to provide greater efficiency and flexibility in the operation and management of your Funds, which each Fund’s board of directors (the “Boards”) believes will benefit you as a shareholder.  ACCORDINGLY, THE BOARDS RECOMMEND THAT YOU VOTE “FOR” EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE JOINT PROXY STATEMENT.

Although I AM URGING YOU TO VOTE YOUR PROXY TODAY, you also are welcome to attend the Meeting in person.  The Meeting will be held at 10:00 a.m. Central Time on Friday, December 16, 2011, at the First National Bank Building Training Room (ground floor), 332 Minnesota Street, St. Paul, Minnesota 55101.

These are the proposals that will be taken up at the Meeting:

First, the shareholders of each Fund are being asked to approve an Agreement and Plan of Reorganization which will change the state and form of the organization of each of the Funds from a Minnesota corporation to a series of a Delaware statutory trust (the “Reorganization”).  The Funds are proposing the Reorganization to take advantage of greater flexibility afforded by the Delaware Statutory Trust Act (the “DSTA”), and to reduce the number of legal entities involved in the Mairs and Power fund family.  If approved, each Fund would be reorganized into a new series of the Delaware statutory trust.  The Reorganization is intended to be tax free for federal income tax purposes, and it will not change the Funds’ fees or expenses, or the way the Funds are managed.

Second, the shareholders are being asked to approve amendments to, or the elimination of, the Funds’ fundamental investment restrictions.  The Funds are proposing these changes in order to modernize their fundamental investment restrictions to conform to changes in the law and industry practice and increase the Funds’ investment flexibility.  Each of the changes to a Fund’s fundamental investment restrictions will be voted on separately by that Fund’s shareholders, and only those changes that are approved by a Fund’s shareholders will take effect with respect to that Fund.

Third, the shareholders of each Fund are being asked to elect the directors of their Fund.

At the Meeting, the shareholders (including their proxies) also will transact any other business that may properly come before the Meeting, and any adjournments or postponements thereof.

Detailed information about each of the proposals is contained in the enclosed materials.  Please exercise your right to vote by completing, dating and signing the enclosed proxy card.  A self-addressed, postage-paid envelope has been enclosed for your convenience.  It is very important that you vote and that your proxy be received no later than 11:59 p.m., Central Time on December 15, 2011.

Whether or not you plan to attend the Meeting, please complete, sign and return your proxy card in the envelope provided so that your vote may be counted.  If you attend the Meeting, you may, if you wish, withdraw any proxy previously given and vote in person.  If you are a shareholder with respect to both Funds, you must return separate proxy cards for separate holdings.  Alternatively, you also can vote by telephone or by internet, by following instructions on the proxy card.  Please read the entire joint proxy statement carefully before you vote your proxy.

Thank you for your prompt attention and participation.  If you have any questions after considering the enclosed materials, please call 1-866-416-0643.  Representatives will be available Monday through Friday 8:00 a.m. to 9:00 p.m., Central Time.

Sincerely,

/s/ William B. Frels

William B. Frels
President and Director
Mairs and Power Growth Fund, Inc. and
Mairs and Power Balanced Fund, Inc.

MAIRS AND POWER GROWTH FUND, INC.

MAIRS AND POWER BALANCED FUND, INC.

PROXY STATEMENT Q&A

THE FOLLOWING IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE MAIRS AND POWER GROWTH FUND, INC. (THE “GROWTH FUND”) AND MAIRS AND POWER BALANCED FUND, INC. (THE “BALANCED FUND,” AND TOGETHER WITH THE GROWTH FUND, THE “FUNDS”).  WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT.

Q:  Why is the Reorganization being proposed?

The Reorganization is being proposed to change the state and form of organization of each Fund from a Minnesota corporation to a new series (each, a “New Fund”) of an existing Delaware statutory trust, Mairs and Power Funds Trust (the “Trust”).  This Reorganization is intended to provide greater flexibility to each Fund in conducting its business and responding to future contingencies and changes in industry practices and economic conditions.  In addition, the Funds and their investment adviser, Mairs and Power, Inc. (the “Adviser”) expect to realize certain efficiencies by combining the two Funds and another mutual fund, the Mairs and Power Small Cap Fund (“Small Cap Fund”), which is already organized as a series of the Trust with the same Adviser, into one legal entity, the Trust, rather than maintaining three separate legal entities.

Q:  Will the expenses of the fund in which I participate increase as a result of the Reorganization?

No.  The fees and expenses paid by the Funds to the Adviser and other service providers are not expected to increase as a result of the reorganization.

Q:  Who is paying the costs of the shareholder meeting and this proxy solicitation?

The Funds will bear the costs of the Reorganization and the cost of preparing, printing and mailing this joint proxy statement (“Joint Proxy Statement”) and soliciting and tabulating proxies.  These costs will be allocated between the Funds on the basis of their respective numbers of shareholders on the record date, which is October 20, 2011.

Q:  Will I incur any taxes as a result of the Reorganization?

It is intended that the Reorganization will qualify as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), and it is a condition to consummation of the Reorganizations that each Fund and the Trust, on behalf of each New Fund, each receive an opinion of Dorsey & Whitney LLP to that effect.  Accordingly, you will not recognize a taxable gain or loss as a consequence of the Reorganization, and your basis and holding period in your shares of a New Fund will be the same as your basis and holding period in your shares of the corresponding Fund.

Q:  If approved, when will the Reorganization happen?

It is expected that the Reorganization will take effect near the end of 2011 or early in 2012 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Agreements.

Q:  Is there anything I need to do to convert my shares?

No.  Upon shareholder approval of the Reorganization, the shares of each Fund that you hold on the Closing Date will be exchanged automatically for shares of the corresponding New Fund.  The total value and number of the New Fund shares that you receive in the Reorganization will be the same as the total value and number of the corresponding Fund shares held by you immediately before the Reorganization.

Q:  How do the Boards recommend that I vote?

After careful consideration, each Fund’s Board recommends that you vote FOR the Reorganization.

Q:  Why are shareholders being asked to amend or eliminate the Funds’ various fundamental investment restrictions in Proposal 2?

Growth Fund commenced operations in 1958 and Balanced Fund commenced operations in 1961, and neither Fund’s fundamental investment restrictions have been the subject of a comprehensive review since that time.  In the meantime, several changes have taken place in applicable law and in industry practice.  Following a comprehensive review, the Adviser and the Funds’ Boards are recommending that the Funds’ various fundamental investment restrictions be amended or eliminated in order to modernize the restrictions to conform to current law and industry practice, and to increase the Funds’ investment flexibility.

The Adviser has advised the Boards that if the recommended changes are approved, the Adviser does not presently intend to change the manner in which it manages the Funds, or to materially increase the Funds’ risk profiles.

Q:  If a Fund’s shareholders approve some or all of the proposed changes in investment restrictions but do not approve their Fund’s Reorganization, will the changes in investment restrictions still take effect?

Yes.  In addition, if that Fund’s shareholders do approve the Reorganization, any of the changes in investment restrictions which are approved by shareholders will “carry over” when their Fund becomes a series of the Trust.

Q:  How do I vote my shares?

You may vote by signing, dating and returning your proxy in the enclosed postage-paid envelope.  Alternatively, you may vote your proxy via the telephone or the internet using the information provided on your proxy card.  Please take advantage of these voting options.  You may also vote in person at the Meeting.  If you submitted a proxy by mail, by telephone or via the internet, you may withdraw it at the Meeting and then vote in person at the Meeting or you may submit a superseding proxy by mail, by telephone or via the internet.  Proxy cards that are signed and dated, but not completed for any of Proposals 1 through 3, will be voted “FOR” each such proposal that has no such indication.  If any other business comes before the Meeting, your shares will be voted in the discretion of the persons named as proxies.

Q:  How do the Boards recommend that I vote?

After careful consideration, each Fund’s Board recommends that you vote FOR the proposed changes in investment restrictions.

MAIRS AND POWER GROWTH FUND, INC.

MAIRS AND POWER BALANCED FUND, INC.

W1520 First National Bank Building

332 Minnesota Street

St. Paul, MN 55101

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 16, 2011

To the Shareholders:

Mairs and Power Growth Fund, Inc., a Minnesota corporation (the “Growth Fund”) and Mairs and Power Balanced Fund, Inc., a Minnesota corporation (the “Balanced Fund,” and together with the Growth Fund, the “Funds”) will hold a special joint meeting of the Funds’ shareholders on December 16, 2011, at 332 Minnesota Street, St. Paul, Minnesota 55101 in the First National Bank Building Training Room (ground floor) at 10:00 a.m. Central Time (the “Meeting”) for the following purposes:

1.  To approve a proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for: (a) the transfer of all the assets and liabilities of each Fund to a separate series of Mairs and Power Funds Trust, a Delaware statutory trust (the “Trust”) in exchange for shares of the corresponding series of the Trust; and (b) the distribution of the shares of corresponding series of the Trust to the shareholders of each Fund, in complete liquidation of each Fund (the “Reorganization”);

2.  To approve changes modernizing and updating each Fund’s fundamental investment restrictions (includes the following Sub-Proposals):

(a)  To revise the policy regarding issuer diversification;

(b)  To eliminate the policy regarding purchases of securities of other investment companies;

(c)  To revise the policy regarding industry concentration;

(d)  To revise the policy regarding investments in real estate;

(e)  To eliminate the policy regarding the use of put and call options;

(f)  To revise the policy regarding the making of loans by the Funds;

(g)  To eliminate the policy regarding the purchase of securities on margin or short sales;

(h)  To revise the policy regarding borrowing by the Funds;

(i)  To eliminate the policy regarding pledges by the Funds;

(j)  To eliminate the policy regarding Fund participation in joint trading accounts;

(k)  To eliminate the policy regarding investing for the purpose of control;

(l)  To revise the policies regarding acting as an underwriter;

(m)  To eliminate the policy regarding the purchase of securities also owned by certain related persons; and

(n)  To revise the policy regarding investments in commodities;

3.  To approve the election of directors of each of the Funds; and

4.  To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of either Fund at the close of business on the record date, which is October 20, 2011.

Whether or not you plan to attend the Meeting in person, please vote your shares.  In order that your shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail, telephone or internet as indicated on the enclosed proxy card.  If voting by mail, you are requested to:

•                  indicate your votes on the proxy card;

•                  date and sign the proxy card;

•                  mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the United States; and

•                  allow sufficient time for the proxy card to be received by 11:59 p.m., Central Time, on December 15, 2011.  (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date.)

You may also vote either by telephone or via the internet, as follows:

To vote by telephone:	To vote by internet:
(1) Read the Joint Proxy Statement and have the enclosed proxy card at hand.	(1) Read the Joint Proxy Statement and have the enclosed proxy card at hand.

(2) Call the toll-free number that appears on the enclosed proxy card.	(2) Go to the website that appears on the enclosed proxy card.

(3) Enter the control number set forth on the enclosed proxy card and follow the instructions.	(3) Enter the control number set forth on the enclosed proxy card and follow the instructions.

We encourage you to vote by telephone or via the internet using the control number that appears on the enclosed proxy card.  Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation.  Whichever method you choose, please read the enclosed joint proxy statement carefully before you vote.

Under Minnesota law, shareholders who do not wish to accept the Reorganization with respect to the Fund in which they own shares (as described in Proposal 1) have a right to dissent and to receive the “fair value” of their shares.  However, the Securities and Exchange Commission has taken the position that federal law pre-empts shareholders’ rights under this kind of state law, and the Funds intend to follow the Commission’s position in this regard.  See “Proposal 1 — Dissenters’ Rights of Appraisal” in the enclosed joint proxy statement.

PLEASE RESPOND – WE ASK THAT YOU VOTE PROMPTLY IN ORDER

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors,

/s/ Jon A. Theobald

Jon A. Theobald, Secretary
Mairs and Power Growth Fund, Inc. and
Mairs and Power Balanced Fund, Inc.

November 1, 2011

JOINT PROXY STATEMENT

MAIRS AND POWER GROWTH FUND, INC.

MAIRS AND POWER BALANCED FUND, INC.

Joint Proxy Statement

Special Joint Meeting of Shareholders
to be held on December 16, 2011

INTRODUCTORY

This joint proxy statement (“Joint Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Boards of Directors (the “Boards” or “Directors”) of Mairs and Power Growth Fund, Inc., a Minnesota corporation (the “Growth Fund”), and Mairs and Power Balanced Fund, Inc., a Minnesota corporation (the “Balanced Fund” and, together with the Growth Fund, the “Funds”), to be voted at a Special Joint Meeting of Shareholders to be held on December 16, 2011, at 332 Minnesota Street, St. Paul, Minnesota 55101 in the First National Bank Building Training Room (ground floor) at 10:00 a.m. Central Time (the “Meeting”), for the purposes set forth below and described in greater detail in this Joint Proxy Statement.  The date of the first mailing of proxy cards and this Joint Proxy Statement to shareholders of the Funds (the “shareholders” or “Fund shareholders”) will be on or about November 1, 2011.  Only Fund shareholders who beneficially owned any shares in the Funds at the close of business on October 20, 2011 (the “Record Date”) are entitled to vote.

The following Proposals will be considered and acted upon at the Meeting:

Proposal

1.

To approve a proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for: (a) the transfer of all the assets and liabilities of each Fund to a separate series of Mairs and Power Funds Trust, a Delaware statutory trust (the “Trust”) in exchange for shares of the corresponding series of the Trust; and (b) the distribution of the shares of corresponding series of the Trust to the shareholders of each Fund, in complete liquidation of each Fund (the “Reorganization”);

2.	To approve changes modernizing and updating each Fund’s fundamental investment restrictions (includes the following Sub-Proposals):

(a)   To revise the policy regarding issuer diversification;

(b)   To eliminate the policy regarding purchases of securities of other investment companies;

(c)   To revise the policy regarding industry concentration;

(d)   To revise the policy regarding investments in real estate;

(e)   To eliminate the policy regarding the use of put and call options;

(f)    To revise the policy regarding the making of loans by the Funds;

(g)   To eliminate the policy regarding the purchase of securities on margin or short sales;

(h)   To revise the policy regarding borrowing by the Funds;

(i)    To eliminate the policy regarding pledges by the Funds;

(j)    To eliminate the policy regarding Fund participation in joint trading accounts;

(k)   To eliminate the policy regarding investing for the purpose of control;

(l)    To revise the policies regarding acting as an underwriter;

(m)  To eliminate the policy regarding the purchase of securities also owned by certain related persons; and

(n)   To revise the policy regarding investments in commodities;

3.	To approve the election of Directors of each of the Funds; and

4	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Other Business

The Funds’ Boards know of no other business to be brought before the Meeting.  However, if any other matters come before the Meeting, proxy cards that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies.

General Information

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).  Mairs and Power, Inc. (the “Adviser”) acts as the investment adviser to each of the Funds.  Each Fund acts as the sole distributor of the Fund’s shares.  The Adviser also provides various administrative services to each of the Funds.

This solicitation is being made primarily by the mailing of this Joint Proxy Statement and the accompanying proxy cards.  Supplementary solicitations may be made by mail or telephone by representatives of the Funds.  The Funds will bear the costs of the Reorganization and the cost of preparing, printing and mailing the Joint Proxy Statements and soliciting and tabulating proxies.  The Funds’ portion of the costs will be allocated to each Fund on the basis of their respective numbers of shareholders on the Record Date.

For each proposal, the presence in person or by proxy of the holders of record of a majority of the shares outstanding and entitled to vote on such proposal shall constitute a quorum at the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained by the date of the Meeting, those present in person or by proxy may, by majority vote, approve one or more adjournments of the Meeting to permit further solicitation of proxies.

Please be sure to read the entire Joint Proxy Statement before voting.  This Joint Proxy Statement and proxy cards were first mailed to Fund shareholders on or about November 1, 2011.

THE MOST RECENT ANNUAL REPORTS OF THE FUNDS, INCLUDING FINANCIAL STATEMENTS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010 HAVE BEEN MAILED PREVIOUSLY TO SHAREHOLDERS.  ADDITIONAL COPIES OF THIS ANNUAL REPORT OR THE FUNDS’ SEMI-ANNUAL REPORT FOR THE PERIOD ENDED JUNE 30, 2011 ARE AVAILABLE WITHOUT CHARGE BY CALLING SHAREHOLDER SERVICES AT 1-800-307-7404, BY VISITING WWW.MAIRSANDPOWER.COM, OR BY SENDING A WRITTEN REQUEST TO U.S. BANCORP FUND SERVICES, LLC, 615 EAST MICHIGAN STREET, P.O. BOX 701, MILWAUKEE, WI 53201-0701.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 16, 2011.  This Joint Proxy Statement is available on the internet at www.proxyonline.us/docs/mairsandpowerfunds.pdf.  The Audit Committee Charter (as defined below) and the Nominating Committee Charter (as defined below) of the Funds are provided in Exhibit D and Exhibit E to this Joint Proxy Statement.  You may call 1-800-304-7404 for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL 1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

At meetings of the Boards of the Growth Fund and the Balanced Fund held on September 27, 2011, each Board approved a Reorganization Agreement.  The terms and conditions of the proposed transactions are set forth in the Reorganization Agreements, and a form of these Reorganization Agreements, which are substantially identical, is attached to this Joint Proxy Statement as Exhibit A.  Significant provisions of the Reorganization Agreements are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreements.

Fund shareholders are being asked to approve the Reorganization Agreement.  Each Fund is a Minnesota corporation.  The Reorganization is being proposed to change the state and form of organization of each Fund from a Minnesota corporation to a new series (each, a “New Fund”) of a Delaware statutory trust, Mairs and Power Funds Trust (the “Trust”).  The Reorganization of the Funds is expected to provide greater flexibility to each Fund in conducting its business and responding to changing market conditions.  Each New Fund (i) will not engage in any operations prior to the Reorganization other than organizational activities; and (ii) was created solely for the purpose of acquiring and carrying on the business of the corresponding Fund.  If the Reorganization is approved by shareholders, each Fund will transfer all of its assets to its corresponding New Fund in exchange for shares of the corresponding New Fund and the corresponding New Fund’s assumption of the respective Fund’s liabilities.  The Reorganization Agreements further provide that each Fund will then distribute the shares received from the corresponding New Fund to its shareholders and then terminate.  As a result of the Reorganization, the total value and number of the shares of each Fund immediately prior to the Reorganization will be equal to the total value and number of shares of the corresponding New Fund.  We expect the Reorganization to take effect near the end of 2011 or early in 2012 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Agreement.

Background

If the Reorganization Agreements are approved by Fund shareholders and the Reorganization is implemented, the Trust will adopt, pursuant to Rule 414 of the Securities Act of 1933, the registration statement of each Fund.  Accordingly, after the Reorganization, each New Fund’s investment objective, investment strategies, investment restrictions, service providers, and fees and expenses will be the same as those of the corresponding Fund.  As described in Proposal 2 below, shareholders are being asked to vote separately on several proposed changes to the Funds’ fundamental investment restrictions.  Any such changes which are approved with respect to a Fund also will take effect with respect to its corresponding New Fund.

The Board of Trustees (assuming the Nominees, as described in Proposal 3 of this Joint Proxy Statement, are elected) and officers of the Trust would be the same as those of the Funds and would govern and operate the Trust and New Funds in substantially the same manner as they previously governed and operated the Funds.  However, instead of “Directors,” the members of the Board of Trustees would be trustees (“Trustees”).

On the Closing Date of the Reorganization, shareholders of each Fund will own shares of the corresponding New Fund that are equal in number and in value to the shares of the Fund they held immediately before the closing.  For example, if a shareholder owns 100 shares of a Fund immediately before the closing, immediately after the closing the shareholder would own 100 shares of the corresponding New Fund having the same net asset value as the shareholder’s original 100 shares of the Fund.  Accordingly, each shareholder of the Funds would hold an interest in the corresponding New Fund that is equivalent to that shareholder’s interest in the Fund.  For all practical purposes, a shareholder’s financial interest in the Fund, net of the Fund’s portion of the cost of preparing, printing, and mailing the Joint Proxy Statement and soliciting and tabulating proxies, would not change.

As a result of the Reorganization, shareholders of the Funds will become shareholders of the corresponding New Funds, each of which is a series of the Trust, a Delaware statutory trust.  For a comparison of certain attributes of these entities that may affect shareholders of the Funds, please see the “Comparison of the Trust and the Funds” below.

The Reorganization will not result in any change in a Fund’s name, investment objective(s) or principal investment strategies, investment adviser, portfolio managers, administrator or other service providers of either of the Funds.  Each New Fund will offer the same shareholder services as its corresponding Fund.

Approval of Reorganization Agreement by Directors

Each Board determined that the Reorganization is in the best interests of the shareholders of each Fund and unanimously recommends that shareholders approve the Reorganization.  In approving the Reorganization, the Boards considered that:

•         Mutual funds organized as Delaware statutory trusts have greater flexibility in structuring shareholder voting rights and shareholder meetings.  For example, under Minnesota law, certain fund transactions, such as mergers, liquidations and certain types of reorganizations, are subject to mandatory shareholder votes.  The Delaware Statutory Trust Act (“DSTA”) allows a mutual fund to provide (and the Trust does so provide) in its governing documents that each of these transactions may go forward with only trustee approval; all remain subject, however, to any special voting requirements of the 1940 Act, which would not be limited or restricted by the Reorganization.  In addition, under Minnesota law, shareholder approval must be obtained in most cases to amend a Fund’s Articles of Incorporation and in some cases to amend its By-laws, whereas the Trustees, acting without a shareholder vote, generally can amend the Trust’s Declaration of Trust and By-laws under the DSTA.  Moreover, under the DSTA and the Declaration of Trust, the Trustees, acting without a shareholder vote, could create additional classes of shares of the New Funds with different expense structures from the current class of shares, which they could not do with respect to the existing Funds.  The Trustees therefore will have greater flexibility to manage the New Funds and respond to future contingencies and changes in industry practices, economic conditions and regulatory conditions without obtaining shareholder approval.  Consequently, the Reorganization will, among other things, minimize the time and expense of shareholder meetings and allow the Trustees to act quickly when it is in the interests of shareholders to do so.

•         Many mutual funds now are organized as Delaware statutory trusts, while relatively few are organized as Minnesota corporations.  In addition to the increased flexibility described above, by organizing under Delaware law, the Trust and New Funds become subject to a body of Delaware judicial precedents in the area of business organizations which is considerably more developed than the counterpart body of Minnesota judicial precedents, which may provide greater certainty to the Trust and the New Funds when legal questions arise.  In addition, the third parties with whom the Funds contract may be more familiar with Delaware law, and there is a larger pool of lawyers and law firms qualified to provide advice on Delaware business organization law.

•         The Funds and the Adviser expect to realize certain efficiencies by combining the two Funds and the other mutual fund advised by the Adviser (the existing Mairs and Power Small Cap Fund series of the Trust, or the “Small Cap Fund”) into one legal entity, rather than maintaining three separate legal entities (two corporations and one statutory trust) as is presently done.  Under the revised structure, only one set of corporate documents and registrations will need to be kept current with the applicable secretary of state’s office, rather than the current three sets.  In addition, three separate registrations with the Securities and Exchange Commission (the “SEC”) and with state securities regulators no longer will need to be maintained.

•         The Reorganization will not dilute the interests of the shareholders of the Funds or the New Funds.

•         The New Funds will have the same investment objective(s), principal investment strategies and risks as the corresponding Funds.  In fact, the Trust will assume the registration statements of the Funds in which those principal investment strategies and risks are described.

•         The same Adviser will continue to serve as the investment adviser to the New Funds for the same fees, and on the same terms and conditions, as set forth in the current investment advisory agreements between it and the Funds (the “Prior Investment Advisory Agreements”).

•         The other expenses of the Funds are not expected to increase as a result of the Reorganization.

•         The shareholder services available to shareholders of the New Funds will be the same as those available to shareholders of the Funds, and the service providers will remain unchanged.

•         The Reorganization is intended to be a tax-free transaction for the Funds, the New Funds and their shareholders.

•         The Funds will bear the costs of the Reorganization and the cost of preparing, printing and mailing the Joint Proxy Statements and soliciting and tabulating proxies.  These costs will be allocated between the Funds on the basis of their respective numbers of shareholders on the Record Date, and for all practical purposes, the effect of these costs on the net asset value of the Funds will not cause a shareholder’s financial interest in the Funds to change as a result.

With respect to certain differences in shareholder rights noted above, please see “Comparison of the Trust and the Funds” below and Exhibit B for a fuller discussion of such differences.

Reorganization of the Funds

The proposed Reorganization Agreement for the Funds, approved by the Board of each Fund, provides for the transfer of the assets and liabilities of each Fund to its recently organized corresponding New Fund, each of which has investment objectives, principal investment strategies, and risks that are identical to those of its corresponding Fund, as a result of which the shareholders of a Fund will become shareholders of the corresponding New Fund.  More specifically, the Reorganization Agreement provides for:

•         The transfer of all of the assets of each Fund to the corresponding New Fund in exchange for shares of the corresponding New Fund having an aggregate net asset value equal to the net asset value of the Fund and the assumption by such New Fund of all of the liabilities of such Fund;

•         The distribution to the shareholders of each Fund of the same number of shares of the corresponding New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund held by that shareholder on the Closing Date; and

•         The subsequent complete liquidation and dissolution of each Fund.

For a more detailed discussion of the terms of the Reorganization Agreement, please refer to “Summary of the Reorganization Agreement” below.

Under the 1940 Act, the shareholders of an investment company must, among other things, elect trustees and approve the initial investment advisory agreements.  However, the Trust already has one series, the Small Cap Fund, operating as a no-load mutual fund.  Accordingly, the shareholders of the Small Cap Fund have already elected a Board of Trustees.  If Fund shareholders approve the Reorganization Agreements and the Fund shareholders become owners of shares of beneficial interest in the corresponding New Fund as a result, the New Funds will be governed by the current Trustees.  The current Trustees, however, are the same individuals listed as Nominees in Proposal 3 below, and shareholders can view the Trustees’ qualifications there.

If the Reorganization Agreement is approved and the Funds are reorganized as series of the Trust, the shareholders of the New Funds would still need to vote to approve the initial investment advisory agreements to comply with the 1940 Act.  Therefore, immediately prior to the shares of the New Funds being distributed to the corresponding

Fund’s shareholders, each Fund, as sole shareholder of the corresponding New Fund, will vote to, among other things, approve an investment advisory agreement with the Adviser which will be substantially identical to the Prior Investment Advisory Agreements.  In addition, the Funds will vote on any other matter for which shareholder approval is required.

In voting to approve the Reorganization, shareholders are also deemed to be voting to approve the liquidation and dissolution of the Funds pursuant to Minnesota law.  Shareholders of the Funds are not being asked to vote separately on these actions.  More information on each of these items is discussed below under “Matters on Which the Funds Will Vote.”

Federal Income Tax Consequences of the Reorganization

It is intended that the Reorganization will qualify as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), and it is a condition to consummation of the Reorganization that each Fund and the Trust, on behalf of each New Fund, receive an opinion of Dorsey & Whitney LLP to that effect.  The opinion of Dorsey & Whitney LLP will be based upon certain facts, assumptions and qualifications and upon representations made by each Fund, by the Trust on behalf of each New Fund, and by their respective authorized officers, and will be substantially to the effect that, with respect to each Fund and its corresponding New Fund, for federal income tax purposes:

1.                                   The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Fund and the New Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

2.                                   The Fund will recognize no income, gain or loss by reason of the Reorganization.

3.                                   The New Fund will recognize no income, gain or loss by reason of the Reorganization.

4.                                   The basis in the hands of the New Fund of the assets of the Fund will be the same as the basis of the assets in the hands of the Fund immediately prior to the Reorganization.

5.                                   The holding periods of the assets received by the New Fund will include in each instance the period during which the assets were held by the Fund, assuming that such assets were held as capital assets immediately prior to the Reorganization.

6.                                   No gain or loss will be recognized by the Fund shareholders upon the exchange of all their Fund shares solely for New Fund shares as part of the Reorganization.

7.                                   The aggregate basis of the New Fund shares that each Fund shareholder receives in the Reorganization will be the same as the aggregate basis of the Fund shares exchanged therefor.

8.                                   The holding period of the New Fund shares received by each Fund shareholder will include the period during which each Fund shareholder held the Fund shares exchanged therefor, assuming that the Fund shareholder held the Fund shares as capital assets.

9.                                   The tax attributes of the Fund enumerated in Section 381(c) of the Code will be taken into account by the New Fund as if the Reorganization had not occurred.

Timing of the Reorganization

The meeting of shareholders to consider the proposal is scheduled to occur on December 16, 2011.  If all necessary approvals are obtained, the proposed Reorganization will likely take effect near the end of 2011 or early in 2012, although the date may be adjusted in accordance with the Reorganization Agreement, but in no event later than one year after the approval of the Reorganization Agreement by the shareholders of the Funds.

SUMMARY OF THE REORGANIZATION AGREEMENT

If Fund shareholders approve the Reorganization, the Reorganization will take place if the parties to the Reorganization Agreements satisfy various conditions set forth in those agreements.

The Reorganization Agreements provide that each Fund will transfer to the corresponding New Fund its assets on the Closing Date in exchange solely for shares of the corresponding New Fund and the corresponding New Fund’s assumption of the applicable Fund’s liabilities.  The Reorganization Agreement further provides that each Fund will distribute the shares received from the corresponding New Fund proportionately to its shareholders and effectively terminate and dissolve pursuant to Minnesota law.  The number of full and fractional shares of the New Fund a shareholder will receive in the Reorganization will be equal to the number and value of the full and fractional shares of the Fund owned by that shareholder on the Closing Date.

The Funds will accomplish the liquidation and distribution with respect to each Fund’s shares by the transfer of the New Fund shares then credited to the account of the Fund on the books of the corresponding New Fund to newly-opened accounts on the books of that New Fund in the names of the Fund shareholders.  The aggregate net asset value and number of the New Fund shares to be credited to the Fund shareholders of the corresponding Fund shall be equal to the aggregate net asset value and number of the Fund shares owned by each Fund shareholder on the Closing Date.  All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund.  Neither the DSTA nor the Declaration of Trust requires that the New Fund shares be represented by certificates.  As such, the New Fund will not issue certificates representing the New Fund shares issued in connection with the exchange.

After such distribution, each Fund will take all necessary steps under applicable Minnesota law, its respective governing instruments, and any other applicable law to effect a complete dissolution of the Funds.  The Board of each Fund has determined that the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Fund and its shareholders.

Each Fund’s shareholders are voting separately to approve the Reorganization and the transactions contemplated by each Fund’s Reorganization Agreement.  Approval by a Fund’s shareholders requires a majority of the voting power of the shares of that Fund.  If only one Fund’s shareholders approve the Reorganization Agreement, only that Fund will undertake the Reorganization whereby that Fund’s shareholders will become shareholders of the New Fund, a series of the Trust.  A non-approving Fund will remain a Minnesota corporation.

The Fund Boards or the Trustees may terminate the Reorganization Agreements and abandon the transactions contemplated thereby at any time prior to the Effective Time (as defined in the Reorganization Agreements) of the Reorganization, before or after approval by the shareholders of the Funds, if circumstances should develop that, in the opinion of that Board or the Trustees, make proceeding with the Reorganization inadvisable.  The Reorganization is conditioned upon, among other things, the following conditions:

1.                                   The requisite approval of shareholders;

2.                                   The absence of certain legal proceedings;

3.                                   The receipt of regulatory consents deemed necessary to consummate the Reorganization, if any;

4.                                   The amendment to the Funds’ registration statements to reflect the Reorganization and permit the Trust to adopt such registration statements;

5.                                   The receipt of an opinion of counsel regarding the organization of the Trust and issuance of its shares in connection with the Reorganization; and

6.                                   The receipt of an opinion of Dorsey & Whitney LLP to the effect that with respect to each Fund and its corresponding New Fund, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization under Section 368(a)(1)(F) of the Code.

The Reorganization Agreement provides that each Fund and the Trust may waive compliance with any of the covenants or conditions made therein for the benefit of the Fund or New Fund, as applicable, other than requirements 1 and 6.

COMPARISON OF THE TRUST AND THE FUNDS

Each Fund is a Minnesota corporation governed by its own Articles of Incorporation, By-laws and a Board of Directors, as well as the Minnesota Business Corporation Act (the “MBCA”).  The Trust is a Delaware statutory trust governed by its own Declaration of Trust, By-laws and a Board of Trustees, as well as the DSTA.  The operations of the Funds and the Trust are also governed by applicable federal law.

Certain differences and similarities between these entities are summarized below and in Exhibit B, although this is not a complete list of comparisons.  Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison.  Copies of these governing documents are available to shareholders without charge upon written request to the Funds, W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101.

General

Under the Declaration of Trust and By-laws of the Trust, the Trustees of the Trust will have more flexibility than the Directors of the Funds and, subject to applicable requirements of the 1940 Act and the DSTA, broader authority to act, as further described below and in Exhibit B.  The increased flexibility may allow the Trustees of the Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner.  For example, the Funds cannot issue additional classes of shares of the Funds, or issue new series (i.e., new funds), without a shareholder vote.  The Trustees of the Trust will be able to issue additional classes of shares or new series of the Trust without having to obtain shareholder approval.  Although the Trust’s Declaration of Trust reduces or removes certain shareholder voting and other rights permitting the Trustees to approve certain matters without shareholder approval (such as certain mergers, liquidations and amendments to the Declaration of Trust), the protections afforded shareholders under federal law will not be affected.  In addition, the Trustees still have the fiduciary obligation to act with due care and in the shareholders’ interests.  Any exercise of the Trustees’ authority under the Declaration of Trust is also subject to any applicable requirements of the 1940 Act and the DSTA.

Shareholder Liability

The MBCA and the DSTA each provides that a shareholder of a Minnesota corporation or a Delaware statutory trust, as applicable, generally has no obligation to the corporation or trust or its creditors with respect to the shares he or she owns, other than to pay the corporation or trust the full agreed-upon consideration for which the shares are issued.  The Declaration of Trust further provides for indemnification out of the assets and property of the applicable New Fund for all loss and expense of any shareholder held personally liable for such liabilities solely by reason of being or having been a shareholder of a New Fund.

Mergers and Liquidations

Under the MBCA, a merger, sale of substantially all or all the assets not in the ordinary course of business, liquidation or dissolution generally requires shareholder approval.  In contrast, under the Trust’s Declaration of Trust, the Trustees may authorize a merger, consolidation, or sale of all or substantially all Trust property (including Trust property belonging to a particular series or class of the Trust) without shareholder approval.  In addition, the Trustees may dissolve the Trust or any series (including a New Fund) without shareholder approval.

Liability of Trustees and Directors

With respect to each Fund, the Funds’ Articles of Incorporation generally provide that to the fullest extent permitted by the MBCA (except as prohibited by the 1940 Act), a director of the Fund shall not be liable to the Fund or its shareholders for monetary damages for breach of fiduciary duty.  The Funds’ Articles of Incorporation do not expressly provide for indemnification of Directors, but the MBCA requires the Funds to indemnify any director made or threatened to be made a party to a proceeding, by reason of the former or present official capacity of the person, against judgments, penalties, fines, settlements and reasonable expenses incurred by the director in connection with the proceeding, provided that certain statutory conditions are met.

With respect to the Trust, the Trust’s Declaration of Trust provides that a Trustee shall not be personally liable for any act or omission or any conduct whatsoever in his or her capacity as Trustee, except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.  The Declaration of Trust further provides that a Trustee that has been determined to be an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002) by the Trustees shall not be subject to any greater liability or duty of care in discharging his or her duties and responsibilities by virtue of such determination.

The Trust’s Declaration of Trust also generally provides that the Trust shall indemnify Trustees and officers of the Trust to the fullest extent permitted by law against liability and against all reasonable expenses incurred or paid by him or her in connection with any action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer of the Trust and against amounts paid or incurred by him or her in the settlement thereof.

Rights of Inspection

With respect to the Funds, the MBCA allows shareholders, upon written demand, stating a proper purpose, at any reasonable time to examine and copy the share register and other corporate records reasonably related to the stated purpose and described with reasonable particularity in the written demand upon demonstrating the stated purpose to be a proper purpose.

With respect to the Trust, except to the extent otherwise provided in the Trust’s governing instruments, each shareholder has the right to obtain from the Trust from time to time, upon reasonable demand for any purpose reasonably related to the shareholder’s interest as a shareholder of the Trust, certain information, including copies of the Trust’s governing documents, current lists of the names and last known mailing address of each shareholder and Trustee, information regarding the business and financial condition of the Trust, and other information regarding the affairs of the Trust as is just and reasonable.  Under the DSTA, this right of inspection is subject to such reasonable standards (including standards governing what information and documents are to be furnished at what time and location and at whose expense) as may be established by the Trustees.  Under the Trust’s By-laws, the Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts, books, documents, and other information of the Trust or any series shall be open to the inspection of shareholders.

Dissenters’ Rights

Under the MBCA, shareholders of a corporation which engages in certain merger, exchange or sale-of-asset transactions, may be entitled to exercise dissenters’ rights.  Shareholders that comply with the applicable statutory procedures may receive a judicial determination of the “fair value” of their shares and receive payment of such statutory value in cash, together with a statutory rate of interest thereon.  However, the SEC has taken the position that federal law pre-empts shareholders’ rights under this kind of state law.  For more information regarding dissenters’ rights under the MBCA, see “Dissenters’ Rights of Appraisal” and Exhibit C below.

With respect to the Trust, the DSTA provides that appraisal rights may be provided for by a Trust’s governing instruments or in the actual agreements governing a merger or consolidation transaction.  The Trust’s Declaration of

Trust does not provide for any appraisal rights, and, therefore, shareholders of the Trust will not ordinarily have appraisal rights in the event that the Trust on behalf of a New Fund undertakes a merger, exchange or sale-of-asset transaction.

Shareholder Meetings

Neither the Funds nor the Trust is required to hold annual meetings of shareholders except as required by law, although each may hold special meetings.  Under the MBCA, if a regular meeting of a Fund’s shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or chief financial officer of the corporation.  In addition, special meetings of the Fund shareholders for any purpose or purposes may be called by the Chairman, the President, or any two officers, any two directors or by any shareholder or shareholders holding, of record, not less than 10% of the shares of the Fund issued and outstanding and entitled to vote (25% of the shares in the case of certain business combination transactions).

With respect to the Trust, special meetings of the shareholders of the Trust, or of any series or class of the Trust, may be called at any time by the Trustees or by the President for the purpose of taking action upon any matter requiring the vote or authority of the shareholders of the Trust or upon any other matter as to which such vote or authority is deemed by the Trustees or the President to be necessary or desirable.  Meetings of shareholders may also be called upon written request of the shareholders holding at least 10% of the outstanding shares of the Trust entitled to vote at such meeting, provided that the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice of the meeting to shareholders.

Amendment of Charter Documents

Under the MBCA, an amendment to the Funds’ Articles of Incorporation or By-laws may be proposed by a majority of the Board or by a shareholder or shareholders holding 3% or more of the voting power of the shares entitled to vote, and such proposals must be submitted to a vote at the next regular or special meeting of shareholders.  In order to pass, a proposed amendment generally must be approved by shareholders by the greater of (i) a majority of the voting power of the shares present and entitled to vote, or (ii) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the shareholder meeting.  Under the MBCA, the Funds’ Boards may not adopt, amend or repeal a By-law fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the Board, or fixing the number of directors or their classifications, qualifications, or terms of office without shareholder approval, however the Boards may amend a By-law to increase the number of directors.  The Funds’ By-laws provide that no By-law adopted, amended or repealed by the shareholders may be repealed, amended, or reinstated by action of the Board alone.

With respect to the Trust, subject to certain exceptions as set forth in Exhibit B, the Trustees may amend the Declaration of Trust without shareholder approval.

This is only a summary of certain characteristics of the Funds and the Trust, their relevant corporate governance documents and relevant state law.  This is not a complete description of the documents cited.  Shareholders should refer to Exhibit B and Exhibit C and the provisions of such documents and state laws governing each Fund for a more thorough description.

MATTERS ON WHICH THE FUNDS WILL VOTE

As noted above, in approving the Reorganization Agreements, shareholders of each Fund will also be authorizing that Fund to vote on various actions regarding the New Funds and the Trust.  Fund shareholders are not being asked to vote separately on these issues.  One of these actions by the Fund will be to approve an investment advisory agreement between the Trust, on behalf of each New Fund, and Mairs and Power, Inc. (the current Adviser) that will be substantially identical to the Prior Investment Advisory Agreements.  Approval of the Reorganization Agreement

will also authorize the Fund to liquidate and dissolve pursuant to Minnesota law.  In addition, the Funds will vote on any other matter for which shareholder approval is required.

DISSENTERS’ RIGHTS OF APPRAISAL

Under Sections 302A.471and 302A.473 of the MBCA, each Fund’s shareholders are entitled to assert dissenters’ rights in connection with their Fund’s Reorganization and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law.  A copy of the relevant provisions is attached as Exhibit C.

Notwithstanding these provisions of Minnesota law, the SEC has taken the position that the use of state appraisal procedures by a mutual fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act.  This rule states that no mutual fund may redeem its shares other than at net asset value next computed after receipt of a request for redemption.  It is the SEC’s position that Rule 22c-1 supersedes appraisal provisions in state statutes.

In the interest of ensuring equal valuation for all shareholders, dissenters’ rights will be determined in accordance with the SEC’s interpretation.  As a result, if any shareholder elects to exercise dissenters’ rights under Minnesota law, the Funds intend to submit this question to a court of competent jurisdiction.  In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

Required Vote

Approval of Proposal 1 will require the affirmative vote of the holders of a majority of the voting power of the shares of each Fund entitled to vote.

EACH FUND’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND

THAT THE SHAREHOLDERS OF THE FUNDS APPROVE THE REORGANIZATION AGREEMENT.

Each Fund’s shareholders are voting separately to approve the Reorganization and the transactions contemplated by each Fund’s Reorganization Agreement.  If only one Fund’s shareholders approve the Reorganization Agreement, only that Fund will undertake the Reorganization whereby that Fund’s shareholders will become shareholders of the New Fund, a series of the Trust.  A non-approving Fund will continue to operate as a Minnesota corporation.  The outcome of this Proposal 1 is independent of the outcome of Proposal 2 of this Joint Proxy Statement.  Any changes to a Fund’s fundamental investment restrictions approved in Proposal 2 will apply to that Fund regardless of whether it remains a Minnesota corporation or becomes a New Fund, a series of the Trust, pursuant to the Reorganization being voted upon in this Proposal 1.

PROPOSAL 2

PROPOSED REVISIONS TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS

Background

The 1940 Act requires all mutual funds, including the Funds, to adopt so-called “fundamental investment restrictions” which address specified topics.  Fundamental investment restrictions can be amended or eliminated only with the approval of a specified vote of a fund’s outstanding voting securities.  In addition, a fund can choose to adopt fundamental investment restrictions which address other topics.  It also can adopt so-called “non-fundamental investment restrictions,” which can be amended or eliminated by the fund’s board of directors without a shareholder vote.

Upon the recommendation of the Adviser, each Funds’ Board has reviewed the Funds’ current fundamental investment restrictions, and each has concurred in the Adviser’s recommendation that several of the Funds’ fundamental investment restrictions should be amended or eliminated.  The general purpose of these changes is to modernize the Funds’ fundamental restrictions to conform to changes in the law and in industry practice since the Funds commenced operations, and to increase the Funds’ investment flexibility.  Each Board noted in this regard that Growth Fund commenced operations in 1958 and that Balanced Fund commenced operations in 1961, and that neither Fund’s fundamental investment restrictions have been the subject of a comprehensive review since then.  In the meantime, each Board noted, several changes in law and industry practice have occurred.

For example, in 1996, Congress enacted the National Securities Markets Improvement Act of 1996 (“NSMIA”), which pre-empted substantive state securities regulation of mutual funds, including the Funds.  Because several of the Funds’ current fundamental investment restrictions were imposed by various states’ securities regulators, these investment restrictions no longer are required in order for the Funds to comply with state law.  In addition, some of the Funds’ other fundamental restrictions are more restrictive than the 1940 Act and applicable rules and interpretations currently require.  The Adviser has advised each Board that if the recommended changes are approved, the Adviser does not presently intend to change the manner in which it manages the Funds, or to materially increase the Funds’ risk profiles.

In considering the recommended changes, each Board noted that if all the changes are approved by the Funds’ shareholders, the fundamental and non-fundamental investment restrictions of both Funds will be substantially identical with those of the Small Cap Fund series of the Trust, which is the only outstanding series of the Trust at the present time, and which is the only other mutual fund managed by the Adviser.  The Boards noted in this regard that it would streamline and simplify the compliance function for all three funds if they all become subject to substantially identical investment restrictions.

Each Fund’s shareholders will vote separately on each of the proposed changes discussed below.  The changes that are approved with respect to a Fund will take effect with respect to that Fund immediately upon such approval.  In addition, if a Fund’s shareholders approve that Fund’s Reorganization as discussed under Proposal 1 above, the changes in investment restrictions that are approved will carry over with a Fund following its Reorganization.  If a Fund’s shareholders approve that Fund’s Reorganization but do not approve some or all of the recommended changes in investment restrictions, the changes that were not approved will not carry over.

Required Vote

Approval of each proposed change to a fundamental investment restriction with respect to a Fund will require the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, which, for this purpose, means the vote of (i) 67% or more of the voting securities entitled to vote that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.  Abstentions and broker non-votes will have the effect of a “no” vote on the proposal.  Shareholders of each Fund will vote separately with respect to each proposed change.

EACH FUND’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSED CHANGE DESCRIBED IN THE FOLLOWING SECTION.

Proposed Changes

The proposed changes to the Funds’ fundamental investment restrictions are as follows:

Proposal 2.1: Issuer Diversification.  Each Fund presently has a fundamental investment restriction which provides that it may not:

“Purchase securities of any issuer if as a result, (a) more than 5% of the value of the total assets of the Fund would then be invested in the securities of a single issuer (other than United States Government obligations), or (b) more than 10% of any class of securities, or more than 10% of the outstanding voting securities, of the issuer would then be held by the Fund.”

With respect to each Fund, it is proposed that the fundamental restriction quoted above be replaced with this fundamental restriction:

“The Fund may not with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements fully collateralized by such securities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.”

The 1940 Act requires every mutual fund to disclose whether it is a “diversified company” or a “non-diversified company” within the meaning of the 1940 Act, and to obtain shareholder approval before changing from one of these classifications to the other.  Since its inception, each Fund has held itself out as being a “diversified company.”

The current fundamental restriction, quoted above, is intended to ensure that each Fund will continue to be a “diversified company” within the meaning of the 1940 Act, but it is more restrictive than the 1940 Act requires in order for a fund to be a “diversified company.”  The proposed revised fundamental restriction tracks the 1940 Act’s definition of what is a “diversified company” much more closely, without including the unnecessary restrictions which the current version includes.  Thus, the revised restriction would provide additional investment flexibility to the Funds, while continuing to ensure that each Fund remains a “diversified company” within the meaning of the 1940 Act.

More specifically, as permitted by the 1940 Act, under the revised version the stated restrictions would apply only with respect to 75% of a Fund’s total assets; the 10% restriction would be based only on an issuer’s voting securities; and the types of U.S. Government-related instruments which are not subject to the restrictions would be spelled out more clearly.  The Funds’ Boards believes that this additional investment flexibility would be in the best interest of the Funds and their shareholders.  In particular, the Board noted that Growth Fund’s holdings of individual issuers approaches 5% of the Growth Fund’s assets in some instances, and that the revised restriction would permit the Adviser to exceed this figure as to a portion of the Growth Fund’s portfolio if it deemed this to be advantageous.  The Adviser has informed the Boards that if the revised restriction is approved, it does not presently expect to exceed this 5% figure by a material amount with respect to any particular issuer.

Proposal 2.2: Securities of Other Investment Companies.  Each Fund presently has a fundamental investment restriction which provides that it may not:

“Purchase securities of other investment companies if, as a result, more than 5% of the Fund’s total assets would then be (a) invested in the securities of that investment company, or (b) more than 10% of the Fund’s assets would then be invested in securities of all investment companies.”

It is proposed that this fundamental restriction be eliminated with respect to each Fund.

The 1940 Act contains restrictions on a mutual fund’s investments in other investment companies, including restrictions which track those set forth in the fundamental restriction quoted above.  However, the 1940 Act does not require a fund to have a fundamental restriction addressing this topic.  In addition, subsequent to each Fund’s adoption of the fundamental restriction quoted above, the SEC adopted rules which provide certain exceptions to the limitations set forth in the restriction.  Thus, the fundamental restriction is now more restrictive than the 1940 Act (including applicable rules) requires.  In addition, the SEC could adopt more such exceptions at some time in the future.

The Funds’ Boards believe that the Funds and their shareholders may benefit from the additional investment flexibility the elimination of this fundamental restriction would provide.  The Boards noted in this regard that even if the restriction is eliminated, the Funds will remain subject to the limitations on investments in other investment companies which are set forth in the 1940 Act and applicable rules, as the same may be amended from time to time.  Thus, shareholders will continue to be protected from the disadvantages which Congress and the SEC believe can result from such investments in certain circumstances.

The Boards particularly noted that the Funds presently invest their uninvested cash in shares issued by an unaffiliated money market mutual fund.  Under rules adopted by the SEC in 2006, the Funds’ investments in this money market fund no longer are subject to the 1940 Act’s limitations on one mutual fund’s investments in another mutual fund.  This means that if the Funds’ current fundamental restriction is eliminated, the Funds would be able to invest more than five percent of their assets in this unaffiliated money market fund, if the Adviser determines that market conditions or other circumstances so warrant.  The Funds’ Boards believes it would be in the best interest of the Funds and their shareholders for the Adviser to have the flexibility to do so.

Proposal 2.3: Industry Concentration.  Each Fund presently has a fundamental investment restriction which provides that it may not:

“Concentrate more than 20% of its investments in a particular industry as defined by Standard & Poor’s.”

With respect to each Fund, it is proposed that the fundamental restriction quoted above be replaced with this fundamental restriction:

“The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.”

If shareholders approve this revised restriction, what is a separate “industry” for purposes of the restriction will be determined by reference to the classifications of industries set forth in the applicable Fund’s semi-annual and annual reports to shareholders.  The classifications presently used for that purpose generally are based on the North American Industry Classification System (the “NAICS”) and Standard & Poor’s classifications.

The 1940 Act requires every mutual fund to disclose its policy regarding whether it concentrates its investments in any industry or group of industries, and to obtain shareholder approval before deviating from that policy.  The 1940 Act does not define what constitutes “concentration” in an industry for this purpose.  However, the SEC has taken the position that the investment of 25% or more of a fund’s assets in securities of issuers in a particular industry or group of industries (excluding the U.S. Government or any of its agencies or instrumentalities) constitutes concentration.  Since its inception, each Fund has held itself out as not concentrating its investments in any industry or group of industries.

The Funds’ current fundamental restriction regarding concentration is more restrictive than is required in order for the Funds to hold themselves out as not concentrating their investments, inasmuch as the current restriction limits investments in an industry to 20% of a Fund’s assets, rather than the 25% permitted by the SEC.  Although neither

Fund’s investments in a given industry exceeded 19% at June 30, 2011, the Funds’ Adviser and the Boards believe that the additional flexibility that would result from setting the limitation at 25% could possibly benefit the Funds at some time in the future, without adding materially to their risk.

In addition, the Adviser and the Boards believe it is not desirable to tie the industry classifications that are referred to in the restriction to those provided by Standard & Poor’s, as the current restriction does.  As noted above, and as is permitted by current disclosure rules, the Funds currently generally refer to both the NAICS and the Standard & Poor’s classification system when they provide the required industry concentration information in their annual and semi-annual reports to shareholders.  The Adviser and the Boards believe it would be less confusing and more logical to use the same industry classification system or systems both for measuring compliance with the Funds’ concentration policy, and for disclosing concentration information in the Funds’ shareholder reports.  For the foregoing reasons, the Boards recommend that the revised concentration restriction quoted above should replace the current restriction.

Proposal 2.4: Investments in Real Estate.  Each Fund presently has a fundamental investment restriction which provides that it may not:

“Purchase or sell real estate, real estate investment trusts, or other interests in real estate which are not readily marketable.”

With respect to each Fund, it is proposed that the fundamental restriction quoted above be replaced with this fundamental restriction:

“The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).”

The 1940 Act requires every mutual fund to disclose its policy regarding its investments in real estate.  Since the Funds adopted their present fundamental restrictions regarding investments in real estate, many new kinds of real estate-related investments and instruments have become available, whose status under the current restriction is not clear.  For example, it is not clear whether publicly traded real estate investment trusts or certain kinds of mortgage pass-through certificates are permissible investments under the current restriction.  In addition, under the current restriction, if a Fund found itself holding a direct interest in real estate due to foreclosure on real property securing a corporate bond the Fund owned, it is not clear whether the Fund could continue to hold that real estate interest.

Finally, the current restriction’s prohibition on purchasing “other interests in real estate which are not readily marketable” is more restrictive than the SEC Staff’s current position regarding a mutual fund’s holdings of illiquid securities, under which a fund (other than a money market fund) can hold up to 15% of its assets in the form of illiquid securities (including, but not limited to, illiquid real estate-related assets).  In order to reflect that position, the Funds’ Boards have approved the following non-fundamental investment restriction with respect to both Funds:

“The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.”

Thus, the Funds’ Boards believe that the current real estate restriction’s prohibition on purchasing “other interests in real estate which are not readily marketable” goes further than is required, and limits the Funds’ investment flexibility unnecessarily.

The proposed revised fundamental restriction regarding investments in real estate addresses each of the shortcomings described in the preceding two paragraphs, and it provides the Funds with the flexibility to invest in evolving kinds of real estate-related instruments.  At the same time, the proposed revised restriction retains the core of the Funds’ current restriction, by continuing to bar direct purchases of real estate in the first instance.  For these reasons, the Funds’ Boards believe the proposed revised restriction strikes an appropriate balance between the

Funds’ historic position regarding investments in real estate, and their ability to access new kinds of real estate-related instruments.

Proposal 2.5: Puts and Calls.  Each Fund presently has a fundamental investment restriction which provides that it may not:

“Write, purchase or sell puts, calls, or combinations thereof.”

It is proposed that this fundamental restriction be eliminated with respect to each Fund.

The 1940 Act does not require a mutual fund to state a policy regarding its use of put and call options.  However, before NSMIA was enacted in 1996, state securities regulators often required mutual funds to adopt restrictions on their use of these kinds of instruments, of the kind that are now in effect for the Funds.  Since the enactment of NSMIA, these restrictions no longer are necessary in order for the Funds to offer their shares in the various states.

In recommending that this fundamental restriction be eliminated, the Funds’ Boards noted that its elimination would provide the Adviser with additional flexibility in managing the Funds, including the ability to use put and call options both for hedging purposes, and for the purpose of taking an investment position.  The Boards also noted that the 1940 Act’s limitations on mutual funds’ issuance of “senior securities,” as those limitations have been interpreted by the Staff of the SEC, have the effect of limiting the amount of risk a Fund can assume in using put and call options.  For example, when a Fund sells a put option to a third party which gives the third party the right to purchase a security from the Fund, these “senior securities” limitations effectively require that the Fund either (i) own or have the right to acquire the security covered by the option, or (ii) segregate sufficient liquid assets within the Fund to purchase that security if the Fund’s counterparty exercises the option.  These requirements are intended to prevent a Fund from effectively “leveraging” its investments in ways not contemplated by the 1940 Act.  In this regard, the Boards also noted that they are recommending that shareholders approve a separate fundamental investment restriction specifically addressing the Funds’ issuance of “senior securities,” as described under “Proposal 2.8” below.

The Adviser has informed the Funds’ Boards that, although it does not presently intend to begin using puts and calls in the Funds, it believes it would be in shareholders’ best interest for the Adviser to have the ability to do so in the future.  In light of the “senior securities” protections built into the 1940 Act and each Board’s ability to oversee any future use of puts and calls by the Adviser in the Funds, the Boards concluded that it would be appropriate to provide the Adviser and the Funds with this additional investment flexibility.

Proposal 2.6: Making of Loans by the Funds.  Each Fund presently has a fundamental investment restriction which provides that it may not:

“Make loans (although it may acquire portions of an issuer’s publicly distributed securities).”

With respect to each Fund, it is proposed that the fundamental restriction quoted above be replaced with this fundamental restriction:

“The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties.”

For the purpose of this revised restriction, a Fund’s acquisition of a company’s publicly issued or privately placed debt securities would not be deemed the making of a “loan,” nor would a Fund’s investment in repurchase agreements.

The 1940 Act requires every mutual fund to disclose its policy regarding its making of loans to other persons.  Under the Funds’ current fundamental investment restriction concerning this topic, it is not clear whether they would be permitted to engage in securities lending.  However, the SEC currently permits mutual funds to lend securities amounting to up to one-third of their assets (including any collateral received with respect to the loan), provided that the securities loans are at least 100% collateralized by cash or liquid securities on a mark-to-market basis.  Securities lending generally is viewed as a relatively low-risk way for an investor to realize modest amounts of additional income on its portfolio, while retaining ownership of and the ability to profit from the securities that are lent.  The proposed revised restriction would enable the Funds to take advantage of SEC’s position permitting mutual funds to engage in securities lending, if the Adviser and the Boards deem it to be in the Funds’ best interest at some time in the future.

In addition, it would be more clear under the proposed revised restriction that the Funds are permitted to purchase privately placed debt securities and to invest in repurchase agreements (which are similar to collateralized loans), and the Funds would gain the ability to make “loans” to third parties which might not be deemed to be “debt securities” issued by such borrowers, subject to the 33 1/3% limitation set forth in the restriction.  The Funds’ Boards have concluded that it would be in the best interest of the Funds and their shareholders for the Adviser and the Funds to have the various elements of additional flexibility provided by the proposed revised restriction, as described above.  The Adviser has stated that if the revised restriction is approved, it does not intend to cause the Funds to begin engaging in securities lending or repurchase agreement transactions at this time, but that it might do so at some time in the future, subject to customary oversight by the Boards.

Proposal 2.7: Purchases on Margin and Short Sales.  Each Fund presently has a fundamental investment restriction which provides that it may not:

“Purchase securities on margin or sell short.”

With respect to each Fund, it is proposed that the fundamental restriction quoted above be eliminated.  If shareholders of a Fund approve this proposal, the restriction will be replaced by the following two non-fundamental investment restrictions:

“The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.”

“The Fund will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.”

As noted in the “Background” section above, these kinds of non-fundamental investment restrictions can be amended or eliminated by the Funds’ Boards in the future, without shareholder action.

The 1940 Act does not require a mutual fund to state a policy regarding its purchase of securities on margin or its “short” sales of securities.  However, before NSMIA was enacted in 1996, state securities regulators often required mutual funds to adopt restrictions on their ability to engage in these kinds of transactions, of the kind that are now in effect for the Funds.  Since the enactment of NSMIA, these restrictions no longer are necessary in order for the Funds to offer their shares in the various states.

Having said that, the Funds’ Boards have determined that it is appropriate for the Funds to retain modified, albeit non-fundamental, versions of their policies restricting purchases on margin and “short” sales.  The Boards noted in this regard that purchases on margin amount to a form of borrowing for investment purposes, with respect to which the Funds also are subject to other restrictions, as described under “Proposal 2.8” below.  However, as reflected by the proposed revised restriction, in normal market transactions, the Funds may from time to time be granted short-term credits while their securities purchases are cleared, which might be deemed to result in “margin” purchases, but which do not present the dangers of classic margin purchases.

Similarly, the Boards noted that “naked” short sales (sales of securities a fund does not own or have the right to acquire) expose a fund to potentially unlimited losses, and they present risks of a kind and magnitude the Boards do not believe the Funds should be permitted to take.  However, “covered” short sales do not present these risks, and market conditions might arise in the future in which the Adviser deems it advantageous to the Funds and their shareholders to engage in such “covered” short sale transactions.  For these reasons, the Funds’ Boards recommend that the current fundamental restriction be replaced with the two non-fundamental restrictions set forth above, which retain the “core” of the current restriction but provide appropriate flexibility where the dangers guarded against by the current restriction are not present.

Proposal 2.8: Borrowing by the Funds.  Each Fund presently has a fundamental investment restriction which provides that it may not:

“Borrow money, except that the Fund may borrow from banks up to 5% of its total assets to pay capital gain distributions, to pay income dividends, or to relieve an extraordinary or emergency situation, but not for investment purposes.”

With respect to each Fund, it is proposed that the fundamental restriction quoted above be replaced with two fundamental investment restrictions and one non-fundamental investment restriction.  The two proposed fundamental restrictions would provide:

“The Fund may not borrow money, except that the Fund may borrow money, directly or through reverse repurchase agreements, for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed).”

“The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.”

The proposed non-fundamental restriction would provide;

“The Fund will not purchase additional securities when money borrowed exceeds 5% of total assets.”

As previously noted, the 1940 Act limits a mutual fund’s issuance of what the Act defines as “senior securities.”  This provision has the effect of prohibiting a mutual fund from borrowing money except in limited, specified circumstances, and from engaging in certain other kinds of transactions that may have the effect of adding leverage to the fund’s portfolio.  More specifically, with respect to borrowings, the 1940 Act provides that (i) a mutual fund can borrow only from a bank, and only if its total assets after the borrowing (including the proceeds of the borrowing) are at least 300% of the amount of the borrowing, and (ii) notwithstanding the limitation in (i), a mutual fund also can issue a promissory note or other evidence of indebtedness where the related borrowings are for temporary purposes only and do not exceed five percent of the value of the fund’s total assets.  The 1940 Act also requires every mutual fund to disclose its policy regarding its issuance of senior securities.

The principal changes that would be accomplished by the proposed revisions to the Funds’ borrowing-related investment restrictions are as follows:

First, each Fund would be permitted to borrow up to 33 1/3%, rather than 5%, of its total assets (including the proceeds of the borrowings), but only for temporary or emergency purposes.  As is the case at the present time, neither Fund could borrow for the purpose of making investments or adding leverage to its portfolio, and the new prohibition on purchasing additional securities when borrowings exceed 5% of total assets would strengthen this prohibition.  Although the Adviser and the Boards do not expect the Funds to engage in borrowings, if an emergency were to occur which required the Funds to borrow (for example, market disruptions which make it difficult or impossible to liquidate securities in order to pay shareholders’ redemption requests), they believe the Funds should be able to borrow to the full extent permitted by the 1940 Act in order to meet such an emergency.

Second, the Funds no longer would be permitted to borrow in order to pay capital gain distributions or dividends.  The Adviser and the Boards do not foresee circumstances in which the Funds would need to borrow for these purposes, and as a matter of policy, they do not believe the Funds should be permitted to do so.

Third, the addition of the proposed fundamental restriction expressly addressing the Funds’ issuance of senior securities would more explicitly satisfy the 1940 Act requirement that they state their policy in this regard.

For the foregoing reasons, the Boards recommend that shareholders approve these changes to the Funds’ borrowing-related investment restrictions.

Proposal 2.9: Pledges by the Funds.  Each Fund presently has a fundamental investment restriction which provides that it may not:

“Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund.”

It is proposed that this fundamental restriction be eliminated with respect to each Fund.

The 1940 Act does not require a mutual fund to state a policy regarding its pledge of assets to secure borrowings, nor does it contain any provisions which would prevent a fund from pledging assets to secure borrowings which are permitted under the 1940 Act.  However, before NSMIA was enacted in 1996, state securities regulators often required mutual funds to adopt restrictions on their pledge of assets to secure borrowings, of the kind that are now in effect for the Funds.  Since the enactment of NSMIA, these restrictions no longer are necessary in order for the Funds to offer their shares in the various states.

As noted under “Proposal 2.8” above, although the Funds are subject to 1940 Act and other restrictions on their ability to borrow money, the Adviser and the Boards have recognized that circumstances could arise in which the Funds would need to do so.  If such circumstances were to arise, a lender might well require the borrowing Fund to pledge assets to secure its borrowings, or else refuse to make the loan sought.  The Adviser and the Boards believe the Funds should be in a position to take the actions necessary to accomplish any borrowings which are deemed to be necessary, including pledging assets if a lender so requires.  For this reason, they have concluded that the current prohibition on pledging assets to secure borrowings should be eliminated.  As noted under “Proposal 2.8” above, no such borrowings would be undertaken for the purpose of making investments or adding leverage to a Fund’s portfolio.

Proposal 2.10: Joint Trading Accounts.  Each Fund presently has a fundamental investment restriction which provides that it may not:

“Participate on a joint or a joint and several basis in any trading account in securities.”

It is proposed that this fundamental restriction be eliminated with respect to each Fund.

The 1940 Act does not require a mutual fund to state a policy regarding its participation in a trading account on a joint or a joint and several basis.  However, before NSMIA was enacted in 1996, state securities regulators often required mutual funds to adopt restrictions on such activities, of the kind that are now in effect for the Funds.  Since the enactment of NSMIA, these restrictions no longer are necessary in order for the Funds to offer their shares in the various states.

However, the 1940 Act itself contains a provision that generally prohibits the Funds from participating in any trading account on a joint basis.  Thus, even if the current fundamental restriction is eliminated, the Funds will continue generally to be barred from using joint trading accounts.  From time to time in the past, the SEC has granted other mutual funds relief from the 1940 Act prohibition on the use of joint trading accounts, subject to specified conditions, where it was convinced such joint accounts would benefit the funds and their shareholders, and the conditions the SEC imposed would protect the funds from the potential harm involved in the use of joint accounts.  If the current fundamental restriction is eliminated, the Funds would be able to seek such relief from the SEC for themselves, if the Adviser and the Boards determined this would be in the best interest of the Funds and their shareholders at some time in the future.  The Boards believe that the addition of this flexibility would be in the best interest of the Funds and their shareholders.

Proposal 2.11: Investing for the Purpose of Control.  Each Fund presently has a fundamental investment restriction which provides that it may not:

“Invest in companies for the purpose of exercising control of management.”

It is proposed that this fundamental restriction be eliminated with respect to each Fund.

The 1940 Act does not require a mutual fund to state a policy regarding investments in companies for the purpose of exercising control of management.  However, before NSMIA was enacted in 1996, state securities regulators often required mutual funds to adopt restrictions on such investments, of the kind that are now in effect for the Funds.  Since the enactment of NSMIA, these restrictions no longer are necessary in order for the Funds to offer their shares in the various states.

Although the Adviser does not presently intend to cause the Funds to invest for the purpose of exercising control of management, the Adviser is obligated to cause the Funds to vote proxies with respect to the securities the Funds own in a manner deemed to be in the best interest of the Funds and their shareholders.  Depending on the size of a Fund’s holdings in a company, such proxy voting could arguably involve the Fund’s exercise of some degree of control over the company’s management.  In addition, circumstances could arise in which the Adviser wishes to communicate with a company’s other security holders and/or the company’s management, regarding the manner in which proxies are to be voted, which also might be deemed to involve the exercise of some degree of control.  Because the current fundamental restriction no longer is required, and because its elimination may enable the Adviser to take actions that it deems to be in the best interest of the Funds and their shareholders, the Boards have concluded the current restriction should be eliminated.

Proposal 2.12: Acting as an Underwriter.  Each Fund presently has two fundamental investment restrictions pertaining to acting as an underwriter of securities.  These restrictions provide that the Fund may not:

“Act as an underwriter of securities of other issuers;” or

“Purchase or sell ‘restricted securities’ in such a way as to become an ‘underwriter’ within the meaning of that term as used in the Securities Act of 1933.”

With respect to each Fund, it is proposed that the two fundamental restrictions quoted above be replaced with this fundamental restriction:

“The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.”

The 1940 Act requires every mutual fund to disclose its policy regarding whether it will engage in the business of underwriting securities issued by other persons.  In addition, the 1940 Act restricts the amount of underwriting commitments a diversified investment company, such as the Funds, can have outstanding at any one time.

The Funds have not entered, and do not intend to enter, into underwriting commitments in the classic sense, in which an underwriter purchases securities from an issuer and offers them for re-sale to the public in a public distribution.  However, when a fund purchases a security from an issuer on a private placement basis, or from an issuer (including another fund) or another person as part of a chain of transactions which does not involve any public offering, circumstances can arise in which the fund may be deemed technically to be an “underwriter” within the meaning of the federal securities laws when it re-sells the security.  Such a transaction typically involves the fund’s purchase and sale of a security which is deemed to be a “restricted security” within the meaning of the federal securities laws.

The proposed revised fundamental restriction recognizes, as the current restrictions do not, that a Fund may become an “underwriter” in the technical sense when it re-sells a security it purchased in a typical private placement transaction, or from another fund, or from a third party that acquired the security privately in such a transaction.  At the same time, the proposed revised restriction retains the current prohibition on the Funds engaging in the business of participating in securities underwritings in the classic sense.  Accordingly, the Boards believe that the proposed revised restriction strikes an appropriate balance for the updating of the current restrictions.

Proposal 2.13: Purchases of Securities Also Owned by Certain Related Persons.  Each Fund presently has a fundamental investment restriction which provides that it may not:

“Purchase or retain the securities of any issuer if officers and directors of the Fund or its investment adviser who own individually more than one-half of one percent of the securities of such issuer, together own more than 5% of the securities of such issuer.”

It is proposed that this fundamental restriction be eliminated with respect to each Fund.

The 1940 Act does not require a mutual fund to state a policy regarding the kinds of investments addressed by the fundamental restriction quoted above.  However, before NSMIA was enacted in 1996, state securities regulators often required mutual funds to adopt restrictions on such investments, of the kind that are now in effect for the Funds.  Since the enactment of NSMIA, these restrictions no longer are necessary in order for the Funds to offer their shares in the various states.

Even without the current fundamental restriction, the Funds are subject to several 1940 Act provisions which are designed to prevent their officers, directors and investment personnel from profiting at the Funds’ expense and from engaging in transactions which present conflicts of interest with the Funds.  Among other things, these provisions generally bar such related persons of the Funds from engaging in securities transactions with the Funds, or on a joint basis with the Funds, or from trading on the basis of their knowledge of the Funds’ intended trades.  In addition, as required by rules under the 1940 Act, the Funds and the Adviser maintain, monitor and enforce Codes of Ethics which are designed to address the kinds of conflict of interest, and to prevent the kinds of abuses, the current fundamental restriction addresses.  Given all this, the Funds’ Boards concluded that the current fundamental restriction does not add materially to the other protections which are already in place, so that the additional compliance effort required to monitor the current fundamental restriction is not worth the effort.  Accordingly, the Boards concluded that the current restriction safely can, and should, be eliminated.

Proposal 2.14: Investments in Commodities.  Each Fund presently has a fundamental investment restriction which provides that it may not:

“Purchase or sell commodities or commodity contracts in the ordinary course of its business.”

With respect to each Fund, it is proposed that the fundamental restriction quoted above be replaced with this fundamental restriction:

“The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).”

The 1940 Act requires every mutual fund to disclose its policy regarding its investments in commodities.  When the 1940 Act was enacted and when the Funds adopted their current fundamental restrictions, the term “commodities” was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like.  Since then, however, a variety of new financial contracts and instruments, such as interest rate futures, have been created which may be deemed, for regulatory purposes, to be “commodities.”  In addition, new kinds of securities have been created whose value is tied to the value of specified kinds of commodities.

The Adviser has recommended, and the Funds’ Boards have agreed, that the Funds should continue to be barred from investing directly in physical commodities, but that their fundamental restriction should be revised to recognize the advent of new kinds of instruments and securities whose use might be advantageous to the Funds at some time in the future.  The Adviser has advised the Boards that it does not presently intend to begin using interest rate futures or other financial instruments in the Funds that might be deemed “commodities.”  If the Adviser determines to do so in the future, the Boards would oversee such use in the same manner it oversees the Adviser’s other investment activities for the Funds.  Accordingly, the Boards recommend the approval of the revised fundamental restriction regarding investments in commodities.

PROPOSAL 3

ELECTION OF DIRECTORS

Background

Shareholders are being asked to elect the nominees listed below (the “Nominees”) to the Board of Directors (“Boards”) of each of the Funds.  All five of the Nominees named below are currently directors (“Directors”) of each Fund, and all five Nominees are currently Trustees of the Trust, which oversees the Mairs and Power Small Cap Fund (the “Small Cap Fund”).  Currently, Norbert J. Conzemius, Mary Schmid Daugherty, Charles M. Osborne and Bert J. McKasy are not “interested persons” of the Funds as that term is defined in the 1940 Act, because each is not an interested person of the Funds, has never served as an employee or officer of the Funds or of companies affiliated with the Funds, and does not have a financial interest in the Funds, the Adviser, or their affiliates.  Accordingly, these four individuals are referred to as “Independent Directors” or “Independent Nominees.”  William B. Frels is deemed to be an “Interested Director” or “Interested Nominee” because he has served as the President of the Balanced Fund since 1992, President of the Growth Fund since 2004, and Chairman and Chief Executive Officer (“CEO”) of the Adviser since 2007.

If elected, each Director will serve until the earlier of (i) the completion of the Reorganizations, or, if one or both of the Reorganizations is not completed, (ii) the next meeting of shareholders of the applicable Fund after his or her election and his or her successor shall have been elected and shall qualify, or until the Director shall resign, or shall have been removed as provided in each Fund’s By-laws.  Proxies cannot be voted for a greater number of persons than the number of Nominees.

Information about the Nominees

Information about the Nominees, including their business addresses, ages and principal occupations during the past five years is set forth in the table below.  All Nominees have consented to serve if elected:

Name (Age), and Address(1)	Position(s) Held with Funds and Length of Term Served(2)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships(3) Held by Nominee
Interested Nominee
William B. Frels(4) (72)	Balanced Fund: President and Director since 1992; Growth Fund: Director since 1992; President since 2004	• Chairman and CEO of the Adviser (2007 to present). • President of the Adviser (2002 to 2007). • Treasurer of the Adviser (1996 to 2007).	3	None

Independent Nominees

Norbert J. Conzemius (69)	Both Funds: Board Chairman since February 2006; Director since 2000	• Retired Chief Executive Officer, Road Rescue Incorporated.	3	None

Mary Schmid Daugherty, Ph. D. (53)	Both Funds: Director since December 2010	• Associate Professor, Department of Finance, University of St. Thomas (1987 to present).	3	None

Charles M. Osborne (58)	Both Funds: Audit Committee Chair since February 2006; Director since 2001	• Retired Chief Financial Officer, Fair Isaac Corporation (2004 to 2009).	3	None

Bert J. McKasy (69)	Both Funds: Director since September 2006	• Attorney, Lindquist and Vennum, P.L.L.P. (1994 to present).

(1)	Unless otherwise noted, the address of each director is the address of the Funds: W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101-1363.
(2)	Each Director serves until his resignation or mandatory retirement age.
(3)

Directorships are those held by a Director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

(4)

Mr. Frels is deemed to be an Interested Nominee because he currently serves as the President of both Funds and the Chairman and CEO of the Adviser, and he held 28.2% of the outstanding shares of the Adviser as of the Record Date.

Other Executive Officers

Name, Address(5) and Age	Position(s) Held with Funds and Length of Term Served(6)	Principal Occupation(s) during Past 5 Years
Officers

Ronald L. Kaliebe (59)	Balanced Fund: Vice President since 2009	• Vice President of the Adviser (2001 to present).

Mark L. Henneman (50)	Growth Fund: Vice President since 2009	• Vice President of the Adviser (2004 to present).

Jon A. Theobald (66)	Both Funds: Secretary since 2003; Chief Compliance Officer since 2004

• President and Chief Operating Officer of the Adviser (2007 to present).

• Chief Compliance Officer of the Adviser (2004 to present).

• Executive Vice President and Chief Administrative Officer of the Adviser (2002 to 2007).

Andrea C. Stimmel (44)	Both Funds: Treasurer since 2011	• Director of Operations of the Adviser (2008 to present). • Accounting Manager of the Adviser (2004 to 2010).

Each of the Independent Nominees was nominated by each Fund’s Nominating Committee pursuant to that committee’s guidelines.  Each Board has concluded that, based on each Nominee’s experience, qualifications, reputation in the community, attributes or skills on an individual basis in combination with those of the other Nominees, each Nominee should continue to serve as a Director to the Funds.  The Board believes that each Nominee has displayed an ability to critically evaluate, question and discuss information provided to them, interact effectively with the Fund’s service providers, and exercise reasonable business judgment in the performance of their duties as Directors.  In addition, each Nominee is literate in business and financial matters as they relate specifically to investment companies, and each Nominee possesses unique experience, qualifications, attributes or skills that contribute to each Board’s diversity and strength.

Mr. Conzemius has served as a Director of both Funds for more than 10 years, including as a member of the Audit Committee and Nominating Committee, and has served as Independent Chairman of the Boards for the last five years.  Mr. Conzemius has more than 27 years of experience serving as a senior executive officer in the financial services industry and more than five years as CEO of a private manufacturing company.  Mr. Conzemius has served for more than 26 years on various boards of private companies, financial services companies and non-profit organizations.

Dr. Daugherty became a Director of the Funds in December 2010 and joined the Audit Committee and Nominating Committee of both Boards at that time.  Dr. Daugherty has 23 years of experience serving as a professor of finance

(5)	Unless otherwise noted, the address of each officer is the address of the Funds: W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101.
(6)	Each officer is elected annually and serves until his successor has been duly elected and qualified.

at a private university in St. Paul, Minnesota, and has five years of experience as an investment officer in the financial services industry in St. Paul.  Dr. Daugherty also is the author of several publications in the financial field.

Mr. McKasy has served as a Director of the Funds for more than four years, including as a member of the Audit Committee and Nominating Committee of both Boards for more than four years.  Mr. McKasy has more than 19 years of private practice experience as an attorney.  Mr. McKasy has served as a senior executive officer and as a director in the financial services industry for more than 11 years, and has more than 10 years of experience in public service.

Mr. Osborne has served as a Director of the Funds for more than 10 years, including as a member of the Audit Committee and Nominating Committee for more than 10 years, and has served as Audit Committee chair for more than five years.  Mr. Osborne has more than 27 years of experience serving as senior executive officer of various operating companies and more than 19 years as director of public companies.  Mr. Osborne has worked in the financial services industry for more than eight years, including teaching finance and accounting at major colleges in Minnesota.

Mr. Frels has served as an Interested Director of the Funds for more than 18 years, including having served as Chair of the Board.  Mr. Frels has served as a senior executive officer of the Adviser, including as Chairman and CEO since 2007, and senior executive officer of the Funds for 17 years.  Mr. Frels has been involved in investment management and has held senior executive positions in the financial services industry since 1962.

The Funds retain Mairs and Power, Inc. as its Adviser.  Directors, officers and portfolio managers of the Funds are subject to mandatory retirement at the end of the year in which they reach age 75.

Control Persons and Principal Holders of Securities

As of the Record Date, the only shareholder holding more than 5% of the Growth Fund’s outstanding shares was: T.D. Ameritrade, Inc., PO Box 2226, Omaha, NE, 68103-2226 ([1,516,362.458 shares or 5.36%]).

As of the Record Date, the only shareholders holding more than 5% of the Balanced Fund’s outstanding shares were: T.D. Ameritrade, Inc., PO Box 2226, Omaha, NE 68103-2226 ([181,029.165 shares or 6.35%]) and Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104-4151 ([226,359.547 shares or 7.94%]).

T.D. Ameritrade and Charles Schwab are the record owners of the shares referred to in the two preceding paragraphs.  The Funds believe that they hold such shares for the benefit of several underlying beneficial owners, none of whom beneficially owns more than 5% of the applicable Fund’s shares.

[**Confirm that Adviser’s profit sharing plan does not hold more than 5% of shares of either Fund.  Otherwise disclose]

As of the Record Date, none of the Independent Nominees or their immediate family members own any securities of the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, each of the Nominees and executive officers of the Funds beneficially owned individually and collectively as a group (“Group”) the following outstanding shares in each of the Funds:

Fund/Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares Outstanding
Balanced Fund
William B. Frels		[**1.79]	%
Group		[**3.82]	%
Growth Fund
Group		[**0.52]	%

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of the Funds as of the Record Date.  The information as to beneficial ownership is based on statements furnished by each Nominee.

Name of Beneficial Owner	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies
Independent Nominees
Norbert J. Conzemius		Over $100,000
Growth Fund	Over $100,000
Balanced Fund	Over $100,000
Small Cap Fund	Over $100,000

Mary Schmid Daugherty		$50,001-$100,000
Growth Fund	$10,001-$50,000
Balanced Fund	None
Small Cap Fund	$10,001-$50,000

Bert J. McKasy		$50,001-$100,000
Growth Fund	$10,001 - $50,000
Balanced Fund	$10,001 - $50,000
Small Cap Fund	$10,001-$50,000

Charles M. Osborne		Over $100,000
Growth Fund	Over $100,000
Balanced Fund	Over $100,000
Small Cap Fund	$10,001-$50,000

Interested Nominees
William B. Frels
Growth Fund	Over $100,000	Over $100,000
Balanced Fund	Over $100,000
Small Cap Fund	Over $100,000

The Adviser’s profit sharing plan is almost entirely invested in the shares of the Funds, and as of December 31, 2010, this profit sharing plan held $6,912,932 in the Funds.  In addition, the Adviser’s Earned and Capital Surplus Accounts holds $2,762,417 in the Balanced Fund as of the Record Date.

Certain Transactions

In the past five years from the Record Date, no Independent Nominee, or any immediate family member of the Independent Nominees, has had any direct or indirect interest, the value of which exceeds $120,000, in: (i) the Fund’s Adviser or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser.

Since January 1, 2009, no Independent Nominee, or any immediate family member of the Independent Nominees, has had any material interest or relationship, direct or indirect, in any transaction or series of transactions, in which the amount involved exceeded $120,000 and to which any of the following persons was a party: (i) the Funds; (ii) an officer of the Funds; (iii) the Small Cap Fund; (iv) an officer of the Small Cap Fund; (v) the Adviser; (vi) an officer of the Adviser; (vii) a person directly or indirectly controlling, controlled by, or under common control with the Adviser; or (viii) an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Since January 1, 2009, no officer of the Funds’ Adviser or any officer of any person directly or indirectly controlling, controlled by, or under common control with the Adviser, served on the board of directors of any company where a director of the Fund who is not an interested person of the Fund, or immediate family member of the director, was an officer.

Compensation

The following table sets forth total compensation paid to each Director for the fiscal year ended December 31, 2010.  The Funds do not pay remuneration to its officers or to directors who are officers, directors or employees of the Adviser.

Name of Director	Pension or Aggregate Compensation from the Funds	Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Directors from All Funds in Fund Complex(7)
Independent Directors
Norbert J. Conzemius Chairman of the Board	$50,000	n/a	n/a	$50,000

Mary Schmid Daugherty	$0	n/a	n/a	$0

Bert J. McKasy	$44,000	n/a	n/a	$44,000

Charles M. Osborne Chairman of the Audit Committee	$50,000	n/a	n/a	$50,000

Interested Directors
William B. Frels President	$0	n/a	n/a	$0

(7)   The only other fund in the Fund Complex is Mairs and Power Small Cap Fund, which was organized after December 31, 2010, and therefore did not pay any director compensation during the fiscal year ended on that date.

Risk Management

The Boards oversee the risk management activities of the Adviser and the Fund’s other service providers.  Shareholders should recognize that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects.  Each Board discharges risk oversight as part of its overall activities, with the assistance of its Audit Committee and each Fund’s Chief Compliance Officer (“CCO”).

Each Board’s leadership structure is designed with each Board’s role in risk management in mind.  The Chairman of each Board is Mr. Conzemius, an Independent Director that has served as Chairman since 2006 and as a Director of the Funds since 2000.  Mr. Conzemius also serves on the Board’s Audit and Nominating Committee.  Mr. Frels, who serves as President of each Fund and Chairman and CEO of the Adviser, does not serve on either the Audit or the Nominating Committee.

In addressing issues regarding each Fund’s risk management between meetings, appropriate representatives of the Adviser communicate with the Chair of the Boards or the Fund’s CCO, Mr. Theobald, who is directly accountable to the Board.  As appropriate, the Directors confer among themselves, with the Fund’s CCO, the Adviser, other service providers, and counsel to the Funds, to identify and review risk management issues that may be placed on the Audit Committee’s or the full Board’s agenda.

Board of Directors Responsibilities

Under Minnesota law, the Boards of the Funds have overall responsibility for managing the Funds in good faith and in a manner reasonably believed to be in the best interests of the Funds.  The Directors meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the performance of the Funds.

Each Director attended all of the Board of Director meetings, and, if a member, of the Audit Committee meetings held during the fiscal year ended December 31, 2010, with the exception of Mary Schmid Daugherty who joined the Boards in December 2010.

Standing Committees

There are four committees of each Fund’s Boards — an Audit Committee, Nominating Committee, Distribution Committee and Fair Value Committee.  Each Fund’s Distribution Committee, which is tasked with overseeing and determining dividend and capital gain distributions for each Fund, is comprised of one Director, William B. Frels.  The Fair Value Committee, which is tasked with overseeing pricing of each Fund, is comprised of Ronald L. Kaliebe, Andrea C. Stimmel, Jon A. Theobald, and William B. Frels, who act as the Fair Value Committee’s Chairman.  The Audit and Nominating Committees are comprised entirely of the Independent Directors of the Boards, including Mary Schmid Daugherty, Bert J. McKasy, Charles M. Osborne, and Norbert J. Conzemius.  Mr. Osborne is the Chairman of the Audit Committee, and Mr. Conzemius is the Chairman of the Nominating Committee.  If all five Nominees are elected, the Audit Committee and the Nominating Committee will continue to be comprised of the four Independent Directors on the Board.

The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee charter (“Audit Committee Charter”), is comprised solely of Independent Directors, at least one of which must be an “audit committee financial expert.”  Currently, Mr. Osborne and Dr. Daugherty are the audit committee financial experts.  If all five Nominees are elected, it is expected that each will continue as the designated audit committee financial expert.  The Audit Committee has as its purpose (a) to make recommendations to the Board regarding the selection of an independent registered public accounting firm, and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent auditors; and (b) to assist the Board in its oversight of the Funds’ financial reporting process.  The Audit Committee meets with the independent registered public accounting firm at least semi-annually to review the results of the examination of the Funds’ financial statements and any other matters relating to the Fund.  The Audit Committee was established in accordance with

Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee met 4 times during the last fiscal year.  The Audit Committee Charter is provided in Exhibit D to this Joint Proxy Statement.

The Nominating Committee operates pursuant to a charter (the “Nominating Committee Charter”), and is composed entirely of Directors who are not “interested persons” of the Funds within the meaning of the 1940 Act.  The Nominating Committee’s purpose is to consider and recommend nominees for directors to the Board to fill vacancies when required.   Nominations of directors who are not “interested persons” of the Funds must be made and approved by the Nominating Committee.  The names of potential Independent Director candidates are drawn from a number of sources, including recommendations from management of the Adviser.  In evaluating potential candidates for the Board, the Nominating Committee considers various factors including an individual’s ethical standards, ability to perform the legal and fiduciary duties associated with Board membership, any existing or potential conflicts of interest that would interfere with performance of their responsibilities, relationships with and independence from the Adviser and other principal service providers, as well as their background, skills and experience and whether those qualities will complement the background, skills and experience of other directors and will contribute to the diversity of the Board and serve the best interests of the Fund.  The Nominating Committee will consider nominees recommended by shareholders.  Shareholders may submit recommendations in writing to the Secretary of the Funds.  At a minimum, the recommendation should include: the name, address, and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information the Fund would be required to include in a proxy statement if the person was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which shares were held.  The Nominating Committee meets on an “as needed” basis.  The Nominating Committee met 1 time during the last fiscal year.  The Nominating Committee Charter is provided in Exhibit E to this Joint Proxy Statement.

Shareholder Communications

Shareholders may communicate with the Boards (or individual Directors serving on the Boards) by sending written communications, addressed to the Boards as a group or any individual Director, to W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101.  The Funds will ensure that this communication (assuming it is properly marked care of the Board or care of a specific Director) is delivered to the Board or the specified Director, as the case may be.

Required Vote

Election of the Nominees for Directors must be approved by the affirmative vote of a plurality of the votes validly cast in person or by proxy at the Meeting at which a quorum exists.  This means that the five Nominees who receive the largest number of votes will be elected as directors.  In the election of directors, votes may be cast in favor or withheld.  Votes that are withheld will have no effect on the outcome of the election of the director.  The shareholders of each Fund will vote together for the election of Directors of that Fund.

EACH FUND’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES TO THE BOARDS OF DIRECTORS.

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

Set forth below is a description of the current service providers of the Funds and the proposed service providers of the Trust.

Adviser.  The investment adviser for each Fund is Mairs and Power, Inc. (“Adviser”).  The Adviser is located at W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101.

Principal Underwriter and Distributor.  Each Fund is the sole distributor of its own shares.

Administrator.  Each Fund has entered into an Administration Agreement with the Adviser, W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101.  Each Fund has entered into a Sub-Administration Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202.  USBFS is a subsidiary of U.S. Bancorp.  The services provided under the Administration and Sub-Administration Agreements include various legal, oversight, administrative and accounting services.

Independent Registered Public Accounting Firm.  The Audit Committees and the full Boards, including a majority of the Independent Directors, of each Fund have selected Ernst & Young LLP (“Ernst & Young”), Suite 1400, 220 South Sixth Street, Minneapolis, Minnesota 55402 as the independent public accounting firm to each Fund, and is subject to annual appointment by the Audit Committee.  Ernst & Young LLP conducts an annual audit of each Fund’s financial statements and performs tax and accounting advisory services.

Audit Fees — The aggregate fees billed for professional services rendered by Ernst & Young for the audit of the Funds’ annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended December 31, 2010 and December 31, 2009 were $67,750 and $63,750, respectively.

Audit Related Fees — For the last two fiscal years ended December 31, 2010 and December 31, 2009, no fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements that were not reported as Audit Fees above were billed by Ernst & Young.

Tax Fees — The aggregate fees billed for professional services rendered by Ernst & Young to the Funds for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended December 31, 2010 and December 31, 2009 were $13,000 and $12,650, respectively.  These services consisted of Ernst & Young reviewing the Funds’ excise tax returns, distribution requirements and registered investment company tax returns, as well as consultations regarding the tax consequences of specific investments.

During the fiscal year ended December 31, 2009, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Funds were billed by Ernst & Young to the Funds’ investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds.  During the fiscal year ended December 31, 2010, Ernst & Young billed the Funds’ investment adviser $1,200 for tax consulting services regarding reimbursement paid by the adviser to the Funds.

All Other Fees —There were no fees billed for the fiscal years ended December 31, 2010 and December 31, 2009 for products and services provided by Ernst & Young to the Funds, other than the services reported in Audit Fees, Audit Related Fees and Tax Fees above.

For the last two fiscal years ended December 31, 2010 and December 31, 2009, no fees for services rendered to the Funds and the Funds’ investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds for non-audit services that relate directly to the operations and financial reporting of the Funds were billed by Ernst & Young.

Audit Committee Pre-Approval Policies — The Audit Committees of each Fund’s Board of Directors meets with the Funds’ independent registered public accounting firm and the Funds’ management to review and pre-approve all audit services to be provided by the independent accountants.  The Audit Committees also pre-approves all permitted non-audit services to be provided by the Funds’ independent registered public accounting firm to the Funds.

The Audit Committee, pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X,  also pre-approves Ernst & Young’s engagements for non-audit services with the Funds’ Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds.  The Audit Committees have determined that the provision by Ernst & Young of the non-audit services rendered to the Adviser and entities controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds  that were not pre-approved by the Audit Committees is compatible with maintaining Ernst & Young’s independence.

Representatives of Ernst & Young are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire.

Legal Counsel to the Funds

Dorsey & Whitney LLP, Suite 1500, 50 South Sixth Street, Minneapolis, Minnesota 55402, currently serves as legal counsel to each Fund.

Record Date and Outstanding Shares

Only shareholders of record of the Funds at the close of business on October 20, 2011 are entitled to notice of and to vote at the meeting and any postponement or adjournment thereof.  On that date, the Growth Fund had [          ] shares outstanding and entitled to vote, and the Balanced Fund had [          ] shares outstanding and entitled to vote.

Voting Rights

Shareholders of each Fund are entitled to one vote for each full share held and are entitled to fractional votes for fractional shares.

Shareholders may revoke their proxies at any time up until voting results are announced at the Meeting.  Shareholders can do this either by (1) writing to the Secretary of the Funds, (2) executing and returning to the Funds a proxy card with a later date, or (3) voting in person at the Meeting and notifying the election judge that they are revoking their prior proxy.  If you need a new proxy card, please call the Funds at 1-866-416-0643, and a new proxy card will be sent to you.  If you return an executed proxy card without votes, your shares will be voted “for” each proposal.

None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting rights.

Quorum

In order for the Meeting to go forward for each Fund, there must be a quorum.  This means that at least a majority of a Fund’s outstanding shares must be present in person or by proxy at the Meeting.

Adjournments

If a quorum is not present at the Meeting, those present in person or by proxy shall adjourn to such day as they shall, by majority vote, agree upon without further notice other than an announcement at the Meeting at which such adjournment is taken.  If sufficient votes to approve a proposal are not obtained for the Fund, the proxies may propose one or more adjournments of the Meeting (with respect to that Fund), to permit further solicitation of proxies.  Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares represented in person or by proxy at the Meeting (or any adjournment of the Meeting).  The persons named as proxies will vote upon such adjournment in their discretion after consideration of the best interests of all shareholders.

Shareholder Proposals

The Funds do not hold annual or other regular meetings of the shareholders.  Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting of the Fund cannot be provided.  To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed.  Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.  The timely submission of a proposal does not guarantee its inclusion.

Solicitation of Proxies

Proxies are solicited primarily by mail.  Additional solicitations may be made by telephone by officers or employees of the Funds and its affiliates or by proxy soliciting firms retained by the Funds.  The Funds have retained the Altman Group (the “Solicitor”) to provide proxy solicitation services in connection with the Meeting at an estimated cost of up to $119,341.  In addition, the Funds may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners.  The Funds have agreed to bear the costs of the Reorganization.  The Funds will bear the costs of the Reorganization and the cost of preparing, printing and mailing the Joint Proxy Statements and soliciting and tabulating proxies.  The Funds’ portion of the costs will be allocated to each Fund on the basis of their respective numbers of shareholders on the Record Date.

As the Meeting date approaches, the shareholders of the Funds may receive a call from a representative of the Solicitor if the Funds have not yet received their proxies.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the proxies of the shareholders are accurately determined.  In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask the shareholder for the shareholder’s full name, address, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Joint Proxy Statement in the mail.  If the shareholder solicited agrees with the information provided to the Solicitor by the Funds, the Solicitor’s representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder’s votes on each proposal.  The Solicitor’s representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Joint Proxy Statement.  The Solicitor will record the shareholder’s proxy on the card.  Within 72 hours, the Solicitor will send the shareholder a letter or mailgram to confirm the shareholder’s vote and ask the shareholder to call the Solicitor immediately if the shareholder’s proxy is not correctly reflected in the confirmation.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of [     ], 2011, by and between [Fund], a Minnesota corporation (the “Fund”), and Mairs and Power Funds Trust, a Delaware statutory trust (the “Trust”), on behalf of its series, Mairs and Power [Fund] (the “New Fund”).   The Fund and the Trust each maintain its principal place of business at W1520 First National Bank Building, 332 Minnesota Street, St. Paul, MN 55101.

WHEREAS, the Fund is an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the New Fund has been organized in order to continue the business and operations of the Fund;

WHEREAS, the New Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transactions described herein;

WHEREAS, the contemplated reorganization of the Fund and the New Fund (the “Reorganization”) will consist of:  (a) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Fund to the New Fund in exchange solely for shares of beneficial interest of the New Fund (“New Fund shares”) corresponding to the outstanding common shares of the Fund (“Fund shares”), as described herein; (b) the assumption by the New Fund of all liabilities of the Fund; and (c) the subsequent distribution of the New Fund shares (which, at the time of such distribution, shall constitute all of the assets of the Fund) to the shareholders of the Fund in complete liquidation of the Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, following the Reorganization of the Fund, the Fund shall voluntarily dissolve, terminate and have its affairs wound up in accordance with Minnesota state law;

WHEREAS, the Reorganization contemplated by this Agreement is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and this Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Code;

WHEREAS, the Board of Trustees of the Trust (the “Trust Board”) has determined that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Fund to the New Fund in exchange for New Fund shares and the assumption of all liabilities of the Fund by the New Fund pursuant to this Agreement is in the best interests of the New Fund and its shareholders; and

WHEREAS, the Board of Directors of the Fund (the “Fund Board”) has determined that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Fund for New Fund shares and the assumption of all liabilities of the Fund by the New Fund pursuant to this Agreement is in the best interests of the Fund and its shareholders and that the interests of the existing shareholders will not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

SECTION 1.                                                    THE REORGANIZATION

Section 1.1.                                Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Fund agrees to sell, assign, convey, transfer and deliver all of the Fund’s property and assets, as set forth in Section 1.2, to the New Fund, and the Trust, on behalf of the New Fund, agrees in exchange therefor:  (a) to deliver to the Fund the number, determined in accordance with Section 1.4, of full and fractional New Fund shares corresponding to the Fund shares as of the time and date set forth in Section 3.1; and (b) to assume all liabilities of the Fund, as set forth in Section 1.2.  This transaction shall take place on the closing date as provided for in Section 3.1 (the “Closing Date”).

Section 1.2.                                The property and assets of the Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the New Fund, shall consist of all assets and property of every kind and nature of the Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, goodwill and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers (collectively, the “Assets”).  The New Fund shall assume all of the liabilities and obligations of the Fund, including, without limitation, all indemnification obligations of the Fund with respect to the current and former directors and officers of the Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in Section 2) (collectively, the “Liabilities”).  The Fund will sell, assign, convey, transfer and deliver to the New Fund any rights, stock dividends, or other securities received by the Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the New Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Fund acquired by the New Fund.

Section 1.3.                                Immediately upon delivery to the Fund of the New Fund shares, the Fund, as the then sole shareholder of the New Fund, shall:  (a) approve the advisory agreement with respect to the New Fund, and (b) approve any other matter for which shareholder approval is required.

Section 1.4.                                Immediately following the actions contemplated by Section 1.1, the Fund shall take such actions as are necessary to complete the Reorganization.  To complete the Reorganization, the Fund shall:  (a) distribute to its shareholders of record as of the Closing Date (the “Fund shareholders”), on a pro rata basis, the New Fund shares received by the Fund pursuant to Section 1.1, in complete liquidation of the Fund; and (b) terminate and dissolve in accordance with applicable Minnesota state law.  Such distribution and liquidation shall be accomplished, with respect to the Fund shares, by the transfer of the New Fund shares then credited to the account of the Fund on the books of the New Fund to open accounts on the share records of the New Fund in the names of the Fund shareholders, and the cancellation of all issued and outstanding Fund shares on the books of the Fund.  The aggregate net asset value and number of New Fund shares to be so credited to the Fund shareholders shall be equal to the aggregate net asset value and number of the Fund shares owned by the Fund shareholders on the Closing Date and, accordingly, the net asset value and number of New Fund shares received by each Fund shareholder will equal the net asset value and number of Fund Shares owned by the shareholder immediately before the Reorganization.  The New Fund shall not issue certificates representing New Fund shares in connection with such exchange.

Section 1.5.                                Ownership of New Fund shares will be shown on the books of the New Fund.

Section 1.6.                                Any regulatory reporting responsibility of the Fund, including, but not limited to, the responsibility for filing regulatory reports or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, or any other relevant regulatory authority (but excluding the filing of any tax returns), is and shall remain the responsibility of the Fund.

Section 1.7.                                All of the books and records of the Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Trust from and after the Closing Date and shall be turned over to the Trust on or prior to the termination of the Fund.

Section 1.8.                                If and to the extent the Fund Board deems it advisable for federal income tax purposes, the Funds shall make a distribution of net investment company taxable income, if any, and net capital gain, if any, immediately prior to the Effective Time (as defined below).

SECTION 2.                                                    VALUATION

The value of the Assets and the amount of the Liabilities of the Fund shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Fund, and after the declaration of any dividends by the Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Fund Board.  All computations of value and amounts shall be made by the Fund’s accountant.

SECTION 3.                                                    CLOSING AND CLOSING DATE

Section 3.1.                                Subject to the terms and conditions set forth herein, the Closing Date of the Reorganization shall be the second business day after each of the conditions in Sections 6, 7 and 8 has been satisfied or, if permissible, waived by the party entitled to the benefit of such condition, or such other date as the parties may agree with respect to the Reorganization.  All acts taking place at the closing of the Reorganization as provided for in this Agreement (the “Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date for the Reorganization unless otherwise agreed to by the parties (the “Effective Time”).  The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time, or such later time on that date as the Fund’s net asset value is calculated in accordance with Section 2 and after the declaration of any dividends.  If feasible, the parties will endeavor to schedule the Closing Date on December 30, 2011, and the Effective Time on December 31, 2011.  The Closing shall be held at the offices of the Trust and Fund or at such other place and/or time as the parties may agree.

Section 3.2.                                The Fund shall direct U.S. Bank, National Association (the “Custodian”) to transfer ownership of the Assets from the accounts of the Fund that the Custodian maintains as custodian for the Fund to the accounts of the New Fund that the Custodian maintains as custodian for the New Fund and to deliver to the Trust, at the Closing, a certificate of an authorized officer stating that:  (i) the Assets of the Fund have been so transferred as of the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets of the Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

Section 3.3.                                The Fund shall direct the delivery to the Trust at the Closing of the Reorganization a certificate of an authorized officer stating that its records contain the name and address of each Fund shareholder and the number and percentage ownership of the Fund shares owned by each such shareholder immediately prior to the Closing as well as such records.  The New Fund shall deliver to the Secretary of the Fund a confirmation evidencing that:  (i) the appropriate number of New Fund shares have been credited to the Fund’s account on the books of the New Fund pursuant to Section 1.1 prior to the actions contemplated by Section 1.4; and (ii) the appropriate number of New Fund shares have been credited to the accounts of the Fund shareholders on the books of the New Fund pursuant to Section 1.4.  At the applicable Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

Section 3.4.                                In the event that, on the Valuation Date:  (i) the New York Stock Exchange or another primary trading market for portfolio securities of the Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted; or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Fund is impracticable (in the judgment of the Fund Board), the Closing Date with respect to such Reorganization shall be postponed until the next business day after the day when trading shall have been fully resumed and reporting shall have been restored.

SECTION 4.                                                    REPRESENTATIONS AND WARRANTIES

Section 4.1.                                The Fund represents and warrants to the Trust and the New Fund as follows:

(a)                                  The Fund is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company.

(b)                                 The Fund has authorized capital of [     ] shares of capital stock, par value of $[     ] per share.  All of the outstanding shares have been duly authorized and are validly issued, fully paid, and non-assessable.  Since the Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

(c)                                  The audited financial statements of the Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the “Fund Financial Statements”), fairly present the financial position of the Fund, and the results of its operations and changes in its net assets for the periods shown.

(d)                                 The Fund has the power to enter into and to carry out its obligations under this Agreement.  This Agreement and the transactions contemplated by it have been duly authorized by the Fund Board, the shareholders meeting referred to in Section 5.2  will be called and held, and no other proceedings by the Fund are necessary under the Fund’s Governing Documents (as defined below).

(e)                                  The Fund is not in violation of its Articles of Incorporation or By-laws (the “Fund’s Governing Documents”) or in default in the performance of any material agreement to which it is a party.  The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Fund is subject.  The transactions will not result in any violation of the provisions of the Fund’s Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Fund.

(f)                                    There are no liabilities of the Fund other than:  (i) liabilities disclosed in the Fund Financial Statements; (ii) liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements; and (iii) liabilities previously disclosed to the New Fund, none of which has been materially adverse to the business, assets, or results of operation of the Fund.

(g)                                 There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Fund, threatened, that would materially and adversely affect the Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement.  The Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Fund is not a party to or subject to the provisions of any order, decree, or judgment.

(h)                                 Except for contracts and agreements previously disclosed to the New Fund, the Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.

(i)                                     All securities listed in the schedules of investments of the Fund as of the Closing will be owned by the Fund free and clear of any encumbrances, except as indicated in the schedule.

(j)                                     As of the Closing, the Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the New Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (iv) except as disclosed to the New Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(k)           For each taxable year of its operation, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” has elected to be taxed as such, has been eligible to compute its federal income tax under Section 852 of the Code, and has computed its federal income tax under Section 852 of the Code.  For any taxable year not yet completed as of the end of the day on the Closing Date, the Fund reasonably expects that the New Fund, as successor to the Fund, will be able to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will be eligible to compute its federal income tax under Section 852 of the Code.

Section 4.2.           The Trust, on behalf of the New Fund, represents and warrants to the Fund as follows:

(a)           The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company.  The New Fund is a duly authorized series of the Trust.

(b)           The Trust and the New Fund each has authorized capital of an unlimited number of shares of beneficial interest.  No shares of the New Fund are presently outstanding.  Since the New Fund will be engaged in the continuous offering and redemption of its shares, the number of its outstanding shares may vary daily.

(c)           The Trust has the power to enter into and to carry out its obligations under this Agreement.  This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Trust, and no other proceedings by the Trust or the New Fund are necessary under the Trust’s Governing Documents (as defined below).

(d)           The Trust is not in violation of its Certificate of Trust, Declaration of Trust or By-laws (the “Trust’s Governing Documents”) or in default in the performance of any material agreement to which it is a party.  The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Trust or the New Fund is subject.  The transactions will not result in any violation of the provisions of the Trust’s Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the New Fund.

(e)           The New Fund does not presently have any material liabilities.

(f)            There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Trust, threatened, that would materially and adversely affect the New Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement.  The Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Trust is not a party to or subject to the provisions of any order, decree, or judgment.

(g)           Except for contracts and agreements previously disclosed to the Fund, the Trust and New Fund are not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.

(h)           The shares of beneficial interest of the New Fund to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid and non-assessable.

(i)            The New Fund was formed solely for the purpose of consummating the Reorganization and continuing the business and operations of the Fund.  As of the Closing Date, and immediately prior to the Reorganization, the New Fund has not held any assets and has not carried on any business activities whatsoever, except for such assets and activity as are required to consummate the transactions contemplated by this Agreement.

(j)            For the taxable year that includes the Closing Date and for subsequent taxable periods, the Trust reasonably expects that the New Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its Federal income tax under Section 852 of the Code.

SECTION 5.                 COVENANTS

The Fund and the Trust, on behalf of the New Fund, respectively, hereby further covenant as follows:

Section 5.1.           The Fund will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other distribution that may be advisable.

Section 5.2.           The Fund has called or will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.  In addition, the Fund will prepare, file with the Commission, and deliver to the Fund shareholders in connection with such meeting a proxy statement on Schedule 14A (the “Proxy Statement”) in compliance in all material respects with the provisions of the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Section 5.3.           The New Fund shares to be acquired by the Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

Section 5.4.           The Fund will assist the New Fund in obtaining such information as such New Fund reasonably requests concerning the beneficial ownership of the Fund shares.

Section 5.5.           Subject to the provisions of this Agreement, the Trust, on behalf of the New Fund, and the Fund each will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

Section 5.6.           The Trust, on behalf of the New Fund, will provide to the Fund such information regarding the New Fund as may be reasonably necessary for the preparation of the Proxy Statement.

Section 5.7.           Each of the Trust, on behalf of the New Fund, and the Fund will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

Section 5.8.           The Fund will, from time to time, as and when reasonably requested by the Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the New Fund, may reasonably deem necessary or desirable in order to vest in and confirm:  (i) the Fund’s title to and possession of the New Fund shares to be delivered hereunder; and (ii) the Trust’s title to and possession of all the Assets on behalf of the New Fund and to otherwise carry out the intent and purpose of this Agreement.

Section 5.9.           The Trust, on behalf of the New Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

Section 5.10.        The Trust, on behalf of the New Fund, will make a proper and timely election, effective as of the date of formation of the New Fund, to be treated as an association taxable as a corporation pursuant to

Treasury Regulation Section 301.7701-3, and will take all necessary steps to be treated as a regulated investment company under Subchapter M of the Code.

SECTION 6.                 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND

The obligations of the Fund to consummate the transactions provided for herein on the Closing Date shall be subject, at the Fund’s election, to the following conditions:

Section 6.1.           All representations and warranties of the Trust, on behalf of the New Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the applicable Closing Date, with the same force and effect as if made on and as of the applicable Closing Date.

Section 6.2.           The Trust, on behalf of the New Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the New Fund, on or before the applicable Closing Date.

Section 6.3.           The Trust shall have caused the New Fund to execute and deliver an assumption of the Liabilities of the Fund and all such other agreements and instruments as the Fund may reasonably deem necessary or desirable in order to vest in and confirm:  (i) the Fund’s title to and possession of the New Fund shares to be delivered hereunder; and (ii) the New Fund’s assumption of all of the Liabilities.

Section 6.4.           The Trust, on behalf of the New Fund, shall have delivered to the Fund a certificate executed in the name of the Trust, on behalf of the New Fund, by an officer of the Trust, in a form reasonably satisfactory to the Fund and dated as of the applicable Closing Date, as to the matters set forth in Section 6.1 and Section 6.2 and as to such other matters as the Fund shall reasonably request.

SECTION 7.                 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NEW FUND

The obligations of the Trust, on behalf of the New Fund, to consummate the transactions provided for herein on the applicable Closing Date shall be subject, at the Trust’s election, to the following conditions with respect to the New Fund:

Section 7.1.           All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the applicable Closing Date.

Section 7.2.           The Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Fund on or before the applicable Closing Date.

Section 7.3.           The Fund shall have delivered to the Trust, on behalf of the New Fund, a Statement of Assets and Liabilities of the Fund as of the applicable Closing Date, including a schedule of investments, certified by the Treasurer of the Fund.  The Fund shall have executed and delivered all such assignments and other instruments of transfer as the Trust may reasonably deem necessary or desirable in order to vest in the New Fund and confirm:  (i) the Fund’s title to and possession of the New Fund shares to be delivered hereunder; and (ii) the New Fund’s title to and possession of all the Assets.

Section 7.4.           The Fund shall have delivered to the Trust a certificate executed in the name of the Fund by an officer of the Fund, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, as to the matters set forth in Section 7.1 and Section 7.2 and as to such other matters as the Trust shall reasonably request.

SECTION 8.                 FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NEW FUND AND THE FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Fund or the Trust, on behalf of the New Fund, the other party to this Agreement shall be entitled on behalf of the Fund or New Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement:

Section 8.1.           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund’s Articles of Incorporation, the Fund’s By-laws, and Minnesota law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Trust.  Notwithstanding anything herein to the contrary, neither the Trust nor the Fund may waive the condition set forth in this Section 8.1.

Section 8.2.           On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Fund or the Trust, with respect to the New Fund, from completing the transactions contemplated by this Agreement.

Section 8.3.           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated with respect to the New Fund or the Fund hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the New Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

Section 8.4.           The registration statement of the Fund under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act shall have been amended or supplemented to reflect the Reorganization and any additional information necessary to comply with Rule 414(d) under the 1933 Act, and the Trust shall have expressly adopted such amended or supplemented registration statement with respect to the New Fund for purposes of the 1933 Act and the 1940 Act.  In addition, the 1940 Act notification of registration of the Fund shall have been amended or supplemented to reflect the Reorganization, and the Trust shall have expressly adopted such amended or supplemented notification for purposes of the 1940 Act.  No stop order suspending the effectiveness of such registration statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

Section 8.5.           The Fund shall have received an opinion of Dorsey & Whitney LLP (or such other law firm as the Fund may select), dated as of the Closing Date, in a form reasonably satisfactory to the Fund, substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the New Fund and its authorized officers:  (a) the New Fund is a series of the Trust, a statutory trust validly existing under the laws of the State of Delaware; and (b) the New Fund shares to be issued and delivered by the Trust in exchange for the Assets of the Fund pursuant to this Agreement will be, when so issued and delivered, duly authorized, legally issued and outstanding, fully paid and non-assessable.  Such opinion may contain such assumptions and limitations as shall be in the opinion of Dorsey & Whitney LLP appropriate to render the opinions expressed therein.

Section 8.6.           The Fund and the Trust, on behalf of the New Fund, shall have received the opinion of Dorsey & Whitney LLP (or such other law firm as the Fund may select), dated as of the Closing Date, substantially to the effect that, for federal income tax purposes:

1.                                       The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Fund and the New Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

2.                                       The Fund will recognize no income, gain or loss by reason of the Reorganization.

3.                                       The New Fund will recognize no income, gain or loss by reason of the Reorganization.

4.                                       The basis in the hands of the New Fund of the assets of the Fund will be the same as the basis of the assets in the hands of the Fund immediately prior to the Reorganization.

5.                                       The holding periods of the assets received by the New Fund will include in each instance the period during which the assets were held by the Fund, assuming that such assets were held as capital assets immediately prior to the Reorganization.

6.                                       No gain or loss will be recognized by the Fund shareholders upon the exchange of all their Fund shares solely for New Fund shares as part of the Reorganization.

7.                                       The aggregate basis of the New Fund shares that each Fund shareholder receives in the Reorganization will be the same as the aggregate basis of the Fund shares exchanged therefor.

8.                                       The holding period of the New Fund shares received by each Fund shareholder will include the period during which each Fund shareholder held the Fund shares exchanged therefor, assuming that the Fund shareholder held the Fund shares as capital assets.

9.                                       The tax attributes of the Fund enumerated in Section 381(c) of the Code will be taken into account by the New Fund as if the Reorganization had not occurred.

Such opinion may also contain such other assumptions, qualifications, and limitations as shall be in the opinion of Dorsey & Whitney LLP appropriate to render the opinions expressed therein.  The delivery of such opinion is conditioned upon receipt by Dorsey & Whitney LLP of representations it shall request of the Trust and the Fund.  Notwithstanding anything herein to the contrary, neither the Trust nor the Fund may waive the condition set forth in this Section 8.6.

SECTION 9.                 INDEMNIFICATION

The Trust, out of the New Fund’s assets and property (including any amounts paid to the New Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Fund and its directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or trustees or officers prior to the Closing Date, provided that such indemnification by the Trust is not:  (i) in violation of applicable law; or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

SECTION 10.               BROKERAGE FEES AND EXPENSES

Section 10.1.        The Trust, on behalf of the New Fund, and the Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

SECTION 11.               ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

Section 11.1.        The Trust and the Fund agree that neither party has made any representation, warranty or covenant, on behalf of either the New Fund or the Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

Section 11.2.        The covenants to be performed after the Closing by both the Trust and the Fund, and the obligations of the Trust, on behalf of the New Fund, in Section 9, shall survive the Closing.  All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

SECTION 12.               TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to the New Fund or the Fund at any time prior to the Effective Time (whether before or after approval of the Fund shareholders) by resolution of the Trust Board or the Fund Board, as applicable, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the New Fund or the Fund, respectively.  The termination of this Agreement with respect to the Fund or the New Fund shall not affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

In the event of termination, there shall be no liability for damages on the part of either the Fund or Trust (other than any agreement between the parties to pay expenses) or any director, trustee or officer of the Fund or Trust.

SECTION 13.               AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Fund and the Trust; provided, however, that following the meeting of the Fund shareholders called by the Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Fund shares to be issued to the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval and the further approval of the Fund Board and the Trust Board (including the determination required by Rule 17a-8(a) under the 1940 Act), and provided further that nothing contained in this Section 13 shall be construed as requiring additional approval to amend this Agreement to change the Closing Date or the Effective Time.

SECTION 14.               NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Trust or the Fund, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

SECTION 15.               HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

Section 15.1.        The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 15.2.        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Section 15.3.        This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Minnesota.

Section 15.4.        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

 [Remainder of Page Intentionally Left Blank; Signature Page Follows.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

MAIRS AND POWER FUNDS TRUST,
on behalf of its series Mairs and Power Growth Fund

By:
Name:
Title:

FUND

By:
Name:
Title:

EXHIBIT B

COMPARISON OF THE FUNDS AND THE TRUST

Shareholder Liability

Funds.  Under the Minnesota Business Corporation Act (the “MBCA”), shareholders of a corporation generally have no obligation to the corporation or its creditors with respect to shares owned, except to pay to the corporation the full consideration for which the shares are issued.

Trust.  Under the Delaware Statutory Trust Act (the “DSTA”), shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of a Delaware corporation.  As such, shareholders of a Delaware statutory trust generally have no obligation to the corporation or its creditors with respect to shares owned, except to pay to the corporation the full consideration for which the shares are issued.  Moreover, the Declaration of Trust provides for indemnification of a shareholder of the Trust for any liability or obligation of the Trust by reason of being or having been a shareholder of the Trust.

Liability of Directors/Trustees

Funds.  Each Fund’s Articles of Incorporation provide that to the fullest extent permitted by the MBCA, except as prohibited by the 1940 Act, a director of the Fund shall not be liable to the Fund or its shareholders for monetary damages for breach of fiduciary duty as a director.

The MBCA provides that, in general, a provision in a corporation’s articles of incorporation eliminating or limiting director liability is effective, except that it does not eliminate or limit a director’s liability for: (i) any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) illegal distributions with respect to the corporation’s shares, or sales of securities in violation of Minnesota securities laws; or (iv) transactions from which the director derived an improper personal benefit.  However, a director would still be liable under the 1940 Act for: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of the office.

The Funds’ Articles of Incorporation do not expressly provide for indemnification of Directors, but the MBCA requires the Funds to indemnify any director made or threatened to be made a party to a proceeding, by reason of the former or present official capacity of the person, against judgments, penalties, fines, settlements and reasonable expenses incurred by the director in connection with the proceeding, provided that certain statutory conditions are met.

Trust.  The Declaration of Trust provides that Trustees of the Trust shall not be personally liable for any act or omission or any conduct whatsoever in his or her capacity as Trustee, except where the Trustee would be liable to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.  In addition, the Declaration of Trust provides that no Trustee that has been determined to be an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002) by the Trustees shall be subject to any greater liability or duty of care in discharging his or her duties and responsibilities by virtue of that determination.

The Declaration of Trust further provides that the Trustees and officers shall be indemnified by the Trust or applicable series to the fullest extent permitted by law against liability and against all expenses incurred or paid by such party in connection with any action, suit or other proceeding in which they become a party or otherwise by virtue of being or having been a Trustee or officer of the Trust.  No Trustee or officer is entitled to indemnification if such Trustee or officer is adjudicated by a court or other body before which the proceeding was brought (i) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office, or (ii) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust.

Rights of Inspection

Funds.  The MBCA requires the Funds to maintain certain corporate records and documents, including records of Board and shareholder meetings, the Funds’ Articles of Incorporation and By-laws, certain financial statements, reports to shareholders, and a share register.  The MBCA also provides that a shareholder of shares of a Fund has, upon written demand stating the purpose, a right at any reasonable time to examine and copy the share register and other corporate records reasonably related to the stated purpose and described with reasonable particularity in the written demand upon demonstrating the stated purpose to be a proper purpose.  A “proper purpose” is deemed to be one reasonably related to the person’s interest as a shareholder.  The written demand must be acknowledged or verified in a specified manner, and be directed to the Fund at its registered office in Minnesota or at its principal place of business.

Trust.  With respect to the Trust, except to the extent otherwise provided in the Trust’s governing instruments, each shareholder has the right, subject to such reasonable standards (including standards governing what information and documents are to be furnished at what time and location and at whose expense) as may be established by the Trustees, to obtain from the statutory trust from time to time upon reasonable demand for any purpose reasonably related to the shareholder’s interest as a shareholder of the Trust certain information, including copies of the Trust’s governing documents, current lists of the names and last known mailing address of each shareholder and Trustee, information regarding the business and financial condition of the Trust, and other information regarding the affairs of the statutory trust as is just and reasonable.  Under the Trusts’ By-laws, the Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts, books, documents, and other information of the Trust or any series shall be open to the inspection of shareholders.

Shareholder Meetings

Neither the Funds nor the Trust is required to hold annual meetings of shareholders except as required by law, although each may hold special meetings.

Funds.  Under the MBCA, if a regular meeting of the corporation’s shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or chief financial officer of the corporation.

In addition, special meetings of the Fund shareholders for any purpose or purposes may be called by the Chairman, the President, or any two officers, any two directors or by any shareholder or shareholders holding, of record, not less than 10% of the shares of the Fund issued and outstanding and entitled to vote, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination must be called by 25% or more of such voting power.

Trust.  With respect to the Trust, special meetings of the shareholders of the Trust, or of any series or class of the Trust, may be called at any time by the Trustees or by the President for the purpose of taking action upon any matter requiring the vote or authority of the shareholders of the Trust or upon any other matter as to which such vote or authority is deemed by the Trustees or the President to be necessary or desirable.  Meetings of shareholders may also be called upon written request of the shareholders holding at least 10% of the outstanding shares of the Trust entitled to vote at such meeting, provided that the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice of the meeting to shareholders.  Except when a larger quorum is required by applicable federal law or by the By-Laws or Declaration of Trust, the presence in person or by proxy of 33% of the shares outstanding and entitled to vote of the Trust shall constitute a quorum at a shareholder’s meeting.

With respect to the Trust, shareholders shall not have the power to vote on any matter except (i) for the election or removal of Trustees to the extent and as provided in Article IV of the Declaration of Trust, and (ii) with respect to such additional matters relating to the Trust as may be required by applicable federal law or as the Trustees may consider and determine necessary or desirable.  With respect to matters submitted to the shareholders, all shares of all series or classes shall be voted together except that (i) when required by the 1940 Act to be voted by individual series or class, shares shall be voted by individual series or class and (ii) when the trustees have determined that the matter affects only the interests of shareholders of one or more series or classes, only shareholders of such one or more series or classes shall be entitled to vote thereon.

Reorganization/Combination Transactions/Dissolutions

Funds.  Under the MBCA, in general, a plan of merger or exchange must be approved by each participating Fund’s Board and, with certain exceptions, by the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote.

Under the MBCA, in general, a sale, lease, transfer or other disposition of all or substantially all of a Fund’s property and assets, not in the usual and regular course of its business, must be approved by that Fund’s Board and, unless the Fund retains a significant continuing business activity after the transaction, by the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote.

Under the MBCA, in general, dissolution of a Fund requires the affirmative vote of a majority of the voting power of all shares entitled to vote.

Trust.  Under the Declaration of Trust, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a series or the Trust with another trust, series or other business organization without shareholder approval, although such approval may be separately required under applicable federal laws.  In addition, the Trustees may vote to dissolve the Trust or any series of the Trust and distribute the assets of the Trust or series ratably to shareholders of the Trust or series of the Trust without shareholder approval.

Dissenters’ Rights

Funds.  Under Sections 302A.471and 302A.473 of the MBCA, shareholders of a corporation which engages in certain merger, exchange or sale-of-asset transactions, may be entitled to exercise dissenters’ rights.  Shareholders that comply with the applicable statutory procedures may receive a judicial determination of the “fair value” of their shares and to receive payment of such statutory value in cash, together with a statutory rate of interest thereon.  Notwithstanding these provisions of Minnesota law, the SEC has taken the position that the use of state appraisal procedures by a mutual fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act.  This rule states that no mutual fund may redeem its shares other than at net asset value next computed after receipt of a request for redemption.  It is the SEC’s position that Rule 22c-1 supersedes appraisal provisions in state statutes.

In the interest of ensuring equal valuation for all shareholders, in connection with the Reorganization proposed in this Joint Proxy Statement, dissenters’ rights will be determined in accordance with the SEC’s interpretation.  As a result, if any shareholder elects to exercise dissenters’ rights under Minnesota law, the Funds intend to submit this question to a court of competent jurisdiction.  In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

Trust.  With respect to the Trust, the DSTA provides that appraisal rights may be provided for by a Trust’s governing instruments or in the actual agreements governing a merger or consolidation transaction.  The Trust’s Declaration of Trust and By-laws do not provide for any appraisal rights, and, therefore, shareholders of the Trust will not ordinarily have appraisal rights in the event that the Trust or a series of the Trust undertakes a merger, exchange or sale-of-asset transaction.

Amendment of Charter Documents

Funds.  Under the MBCA, an amendment to the Funds’ Articles of Incorporation or By-laws may be proposed by a majority of the Board or by a shareholder or shareholders holding 3% or more of the voting power of the shares entitled to vote, and such proposals must be submitted to a vote at the next regular or special meeting of shareholders.  In order to pass, a proposed amendment generally must be approved by shareholders by the greater of (i) a majority of the voting power of the shares present and entitled to vote, or (ii) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the shareholder meeting.  Under the MBCA, the Funds’ Boards may not adopt, amend or repeal a By-law fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the Board, or fixing the number of directors or their classifications, qualifications, or terms of office without shareholder approval, however the Boards may amend a By-law to increase the number of directors.  The Funds’ By-laws provide that no By-law adopted, amended or repealed by the shareholders may be repealed, amended, or reinstated by action of the Board alone.

Trust.  The Declaration of Trust provides that Trustees may, without a shareholder vote, restate, amend, or otherwise supplement the Declaration of Trust as they deem necessary or desirable, however shareholders shall have the right to vote on: (i) any amendment that would affect their right to vote granted in Article V, Section 1 of the Declaration of Trust; (ii) any amendment to the section concerning the amendment of the Declaration of Trust; (iii) any amendment that may require a shareholder vote under applicable federal law or under the Trust’s registration statement, as filed and then-currently effective with the SEC; and (iv) any amendment submitted to shareholder vote by the Trustees.  However, no amendment of the Declaration of Trust shall limit the rights to insurance or indemnification provided to Trustees and officers, or eliminate the requirement for approval of a majority of Trustees as to any matter without approval of a majority of Trustees.

EXHIBIT C

MINNESOTA STATUTES SECTIONS 302A.471 AND 302A.473

DISSENTERS’ RIGHTS

Minnesota law requires that we provide you with a copy of the state law on dissenters’ rights.  Notwithstanding the provisions of the law set out below, the SEC has taken the position that the use of state appraisal procedures by a registered mutual fund such as the Funds would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act.  As a result, if any shareholder elects to exercise dissenters’ rights under Minnesota law, the applicable Fund intends to submit this question to a court of competent jurisdiction.  In that event, a dissenting shareholder would receive any payment until the end of the court proceeding.

302A.471.                                       Rights of dissenting shareholders

Subdivision 1.  Actions creating rights.  A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

(a)                                  unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1)                                  alters or abolishes a preferential right of the shares;

(2)                                  creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3)                                  alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4)                                  excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

(5)                                  eliminates the right to obtain payment under this subdivision;

(b)                                 a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c)                                  a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d)                                 a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e)                                  a plan of conversion adopted by the corporation; or

(f)                                    any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subd. 2.  Beneficial owners.  (a) A shareholder shall not assert dissenters’ rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents.  In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b)                                 A beneficial owner of shares who is not the shareholder may assert dissenters’ rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subd. 3.  Rights not to apply.  (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b)                                 If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters’ rights.

(c)                                  Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1)                                  The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market.

(2)                                  The applicability of clause (1) is determined as of:

(i)                                     the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii)                                  the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3)                                  Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

Subd. 4.  Other rights.  The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473.                                       Procedures for asserting dissenters’ rights

Subdivision 1.  Definitions.  (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b)                                 “Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c)                                  “Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d)                                 “Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subd. 2.  Notice of action.  If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subd. 3.  Notice of dissent.  If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters’ rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subd. 4.  Notice of procedure; deposit of shares.  (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1)                                  the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2)                                  any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3)                                  a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4)                                  a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b)                                 In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subd. 5.  Payment; return of shares.  (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1)                                  the corporation’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2)                                  an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3)                                  a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b)                                 The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date.  If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a) a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction.  The dissenter may decline the offer and demand payment under subdivision 6.  Failure to do so entitles the dissenter only to the amount offered.  If the dissenter makes demand, subdivisions 7 and 8 apply.

(c)                                  If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions.  However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subd. 6.  Supplemental payment; demand.  If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter’s own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference.  Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subd. 7.  Petition; determination.  If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest.  The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located.  The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation.  The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure.  Nonresidents of this state may be served by registered or certified mail or by publication as provided by law.  Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding.  The jurisdiction of the court is plenary and exclusive.  The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares.  The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter.  The fair value of the shares as determined by the court is binding on all shareholders, wherever located.  A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subd. 8.  Costs; fees; expenses.  (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b)                                 If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable.  These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c)                                  The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

EXHIBIT D

AUDIT COMMITTEE CHARTER

MAIRS AND POWER GROWTH FUND, INC.

MAIRS AND POWER BALANCED FUND, INC.

Purpose

The purpose of the Audit Committee is to assist the Board of Directors in discharging its oversight responsibilities relating to financial statements and the independent audit of such financial statements, internal controls, regulatory compliance and ethical standards.

Membership

The Audit Committee membership is determined by the Board of Directors and consists entirely of independent directors who meet the criteria for membership established by the Securities and Exchange Commission.

Roles and Responsibilities

The Audit Committee’s role is oversight.  The Management of the Fund is responsible for the preparation of the financial statements in accordance with generally accepted accounting principles applicable to mutual fund financial reporting.  The Independent Auditor is responsible for conducting the audit of the Fund’s annual financial statements and for performing such other audits and assignments as may be directed by the Audit Committee consistent with applicable standards of independence.  In the performance of its oversight function, the Audit Committee’s authority includes the following:

1. Independent Auditor.

(a) Select, engage and evaluate the Independent Auditor to audit the Fund’s financial statements. Review the scope of the audit and the extent of other services to be provided by the Independent Auditor during the year including staffing and fees. Evaluate the independence of the Independent Auditor, including a review of audit and non-audit services provided by the Independent Auditor to the Fund, its investment adviser and any of their affiliates.

(b) Pre-approve all auditing and permitted non-audit services performed by the Independent Auditor.

(c)  Meet with the Fund’s Independent Auditor, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss critical accounting policies and practices, alternative accounting disclosures and treatments, material written communications between the Fund and the Independent Auditor, and any non-audit services provided to the Fund that were not pre-approved by the Audit Committee; (iii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the Independent Auditor, or other results of any audits; (iv) to consider the Independent Auditor’s comments with respect to the financial policies, procedures and internal accounting controls and Management’s responses thereto; and (v) to review the form of opinion the Independent Auditor proposes to render to the Board and shareholders.

(d) Consider the effect upon the Fund of any changes in accounting principles or practices proposed by Management or the Independent Auditor.

D-1

2.  Financial Reporting.  Review the audited financial statements with Management and the Independent Auditor, significant financial reporting issues, any adjustments to the financial statements, adequacy of internal controls, and compliance with mutual fund financial reporting regulations.

3.  Compliance and Risk Management.  Review periodically with Management significant risk exposures for protecting Fund assets and Management’s strategies to mitigate such exposures.  Review internal controls, ethical compliance, and procedures for monitoring compliance with all applicable laws, including SEC, state securities, federal and state tax rules and regulations.  Review any reports which Management provides to the Audit Committee pursuant to paragraph 5 of the certifications filed by Management as exhibits to the Fund’s Form N-CSRs.  Investigate any reports of alleged wrongdoing involving or affecting the Fund which are brought to the Audit Committee’s attention.

4.  Investment Adviser.  Annually review and recommend the engagement of the Fund’s investment adviser, including the adviser’s fees and compensation.

5. Legal Counsel; Other Experts.  If circumstances so require, the Audit Committee shall have the authority to engage, at the expense of the Fund, legal counsel and other experts independent of Management to advise it in the performance of its responsibilities.

Meetings

The Audit Committee shall hold regular scheduled meetings at least twice annually and report the content of such meetings and the Audit Committee’s actions to the Board.  The Audit Committee shall meet separately with the Independent Auditor without Management present at least annually and may meet with such other Fund employees, consultants and with legal counsel as it may deem necessary and appropriate.  The Audit Committee shall review this charter annually and recommend any changes to the full Board for approval.

Revised 11/1/06

D-2

EXHIBIT E

NOMINATING COMMITTEE CHARTER

MAIRS AND POWER GROWTH FUND, INC.

MAIRS AND POWER BALANCED FUND, INC.

1.  PURPOSE AND FORMATION

The purpose of the Nominating Committee of the Board of Directors of Mairs and Power Funds, is to:

•                  Nominate individuals qualified to serve as members of the Board of    Directors.

•                  Review and recommend committee appointments for the committees of the Board of Directors.

The Nominating Committee shall consist of three of more members of the Board of Directors, none of whom is an “interested person” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act.

The Board of Directors will appoint the members of the Nominating Committee, who shall serve at the pleasure of the Board of Directors, for such term or terms as the Board of Directors may determine.

2.  NOMINATING COMMITTEE DUTIES AND RESPONSIBILITIES

The Nominating Committee shall have the following duties and responsibilities:

•                  Develop and recommend to the Board of Directors guidelines and criteria for the selection of candidates for directors.  Develop policies and procedures for any other aspects of director nomination which the Funds’ proxy statements must disclose pursuant to Item (d)(2)(ii) of Schedule 14A under the Securities Exchange Act.

•                  Recommend to the Board of Directors qualified nominees to serve as directors of the Funds.  As required, make recommendations to the Board of Directors regarding candidates for election by shareholders or to fill vacancies in the Board of Directors resulting from death, resignation or other cause, or by reason of an increase in the total number of directors.

•                  Review and make recommendations to the Board of Directors regarding the selection of members to serve on the committees of the Board of Directors, taking into consideration the charter for such committees, any requirements for independent directors on such committees, and any other factors the Nominating Committee deems relevant.

•                  On the annual basis, determine which directors are “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act.

3.  NOMINATING COMMITTEE STRUCTURE AND OPERATIONS

The Board of Directors may designate one member of the Nominating Committee as its chairperson.  The Nominating Committee will meet in person or telephonically as determined by the Nominating Committee chairperson, when deemed necessary or desirable by the Nominating Committee or its chairperson.  The Nominating Committee may request any officer or employee of the Funds or the Funds’ outside counsel to attend a meeting of the Nominating Committee or to meet with any members of, or consultants to, the Nominating Committee.  A majority of the members of the Nominating Committee shall constitute a quorum, and shall be empowered to act on behalf of the Nominating Committee.

E-1

The Nominating Committee shall have the authority to obtain advice and assistance from internal or external legal, accounting or other experts, advisers and consultants, including search firms used to identify director candidates, to assist in carrying out its duties and responsibilities, and shall have the authority to retain and approve the fees and other retention terms for any external experts, advisers or consultants.

E-2

Proxy Card

MAIRS AND POWER GROWTH FUND, INC.

W1520 First National Bank Building

332 Minnesota Street

St. Paul, Minnesota 55101

Proxy for Mairs and Power Growth Fund, Inc.

SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2011

Mairs and Power Growth Fund, Inc. (the “Fund”) is soliciting these proxies from shareholders of the Fund.  These proxies are for the Fund’s Special Joint Meeting of Shareholders (the “Meeting”) to be held on December 16, 2011, and any adjournment thereof.

Please check in the appropriate boxes on the reverse side of this card, date this form, and sign it exactly as your name appears below.  By signing this form, you acknowledge receipt of the Notice of Special Joint Meeting and Joint Proxy Statement dated November 1, 2011.  The Fund will vote the shares in accordance with this proxy at the Meeting or any adjournment thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE ACCOMPANYING JOINT PROXY STATEMENT.  THE UNDERSIGNED, REVOKING ALL PREVIOUS PROXIES, HEREBY APPOINTS MELISSA M. GILBERTSON AND  ANDREA C. STIMMEL, AND EACH OF THEM, HIS/HER TRUE AND LAWFUL AGENTS AND PROXIES WITH FULL POWER OF SUBSTITUTION TO REPRESENT AND VOTE ON BEHALF OF THE UNDERSIGNED AT THE MEETING TO BE HELD ON THE DATE AND TIME AND AT THE LOCATION LISTED ABOVE, AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF ON ALL MATTERS COMING BEFORE THE MEETING.

As to any other matter properly presented before the Meeting, the proxies named above shall vote in accordance with their discretion.

Dated

Signature(s) (Title(s), if applicable):	(Sign in the Box)

Note: Please sign exactly as your name appears on this proxy card.  When shares are held by joint tenants, at least one holder should sign.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxy cards should be signed by an authorized person indicating the person’s title.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

YOUR VOTE IS IMPORTANT.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

1

2. TOUCHTONE PHONE:	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

You can find the Joint Proxy Statement online at http://www.proxyonline.us/docs/mairsandpowerfunds.pdf.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 560636102

2

PROXY CARD

MAIRS AND POWER GROWTH FUND, INC.

WHEN THIS PROXY CARD IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY CARD WILL BE VOTED FOR EACH PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF MAIRS AND POWER GROWTH FUND, INC. (THE “FUND”) WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL JOINT MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL JOINT MEETING AND PROXY STATEMENT.

PLEASE MARK BOX IN BLUE OR BLACK INK AS FOLLOWS. Example:  [ X ]

TO VOTE ON THE PROPOSALS, PLEASE MARK THE APPROPRIATE BOXES BELOW.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

☐	To vote in accordance with the Board recommendations mark this box. Do not mark any other boxes in this card.

		FOR	AGAINST	ABSTAIN

1.

To approve the proposed Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized as separate series of Mairs and Power Funds Trust, a Delaware statutory trust, and to which the Fund will be liquidated and dissolved.

		☐	☐	☐

		FOR	AGAINST	ABSTAIN

2.	To approve changes modernizing and updating the Fund’s fundamental investment restrictions (includes the following Sub-Proposals):
	(a) To revise the policy regarding issuer diversification.	☐	☐	☐

	(b) To eliminate the policy regarding purchases of securities of other investment companies.	☐	☐	☐

	(c) To revise the policy regarding industry concentration.	☐	☐	☐

	(d) To revise the policy regarding investments in real estate.	☐	☐	☐

	(e) To eliminate the policy regarding the use of put and call options.	☐	☐	☐

	(f) To revise the policy regarding the making of loans by the Fund.	☐	☐	☐

	(g) To eliminate the policy regarding the purchase of securities on margin or short sales.	☐	☐	☐

	(h) To revise the policy regarding borrowing by the Fund.	☐	☐	☐

	(i) To eliminate the policy regarding pledges by the Fund.	☐	☐	☐

	(j) To eliminate the policy regarding Fund participation in joint trading accounts.	☐	☐	☐

	(k) To eliminate the policy regarding investing for the purpose of control.	☐	☐	☐

	(l) To revise the policies regarding acting as an underwriter.	☐	☐	☐

	(m) To eliminate the policy regarding the purchase of securities also owned by certain related persons.	☐	☐	☐

	(n) To revise the policy regarding investments in commodities.	☐	☐	☐

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3.	To elect five Directors to the Board of Directors of the Fund:

Independent Directors		FOR	WITHHOLD

a.	Norbert J. Conzemius	☐	☐

b.	Mary Schmid Daugherty	☐	☐

c.	Bert J. McKasy	☐	☐

d.	Charles M. Osborne	☐	☐

Interested Director

e.	William B. Frels	☐	☐

As to any other matter properly presented before the Meeting, the proxies named above shall vote in accordance with their discretion.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 560636102

4

Proxy Card

MAIRS AND POWER BALANCED FUND, INC.

W1520 First National Bank Building

332 Minnesota Street

St. Paul, Minnesota 55101

Proxy for Mairs and Power Balanced Fund, Inc.

SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2011

Mairs and Power Balanced Fund, Inc. (the “Fund”) is soliciting these proxies from shareholders of the Fund.  These proxies are for the Fund’s Special Joint Meeting of Shareholders (the “Meeting”) to be held on December 16, 2011, and any adjournment thereof.

Please check in the appropriate boxes on the reverse side of this card, date this form, and sign it exactly as your name appears below.  By signing this form, you acknowledge receipt of the Notice of Special Joint Meeting and Joint Proxy Statement dated November 1, 2011.  The Fund will vote the shares in accordance with this proxy at the Meeting or any adjournment thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE ACCOMPANYING JOINT PROXY STATEMENT.  THE UNDERSIGNED, REVOKING ALL PREVIOUS PROXIES, HEREBY APPOINTS MELISSA M. GILBERTSON AND  ANDREA C. STIMMEL, AND EACH OF THEM, HIS/HER TRUE AND LAWFUL AGENTS AND PROXIES WITH FULL POWER OF SUBSTITUTION TO REPRESENT AND VOTE ON BEHALF OF THE UNDERSIGNED AT THE MEETING TO BE HELD ON THE DATE AND TIME AND AT THE LOCATION LISTED ABOVE, AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF ON ALL MATTERS COMING BEFORE THE MEETING.

As to any other matter properly presented before the Meeting, the proxies named above shall vote in accordance with their discretion.

Dated

Signature(s) (Title(s), if applicable):	(Sign in the Box)

Note: Please sign exactly as your name appears on this proxy card.  When shares are held by joint tenants, at least one holder should sign.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxy cards should be signed by an authorized person indicating the person’s title.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

YOUR VOTE IS IMPORTANT.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE JOINT PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:
1. INTERNET:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

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2. TOUCHTONE PHONE:	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

You can find the Joint Proxy Statement online at http://www.proxyonline.us/docs/mairsandpowerfunds.pdf.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 560653107

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PROXY CARD

MAIRS AND POWER BALANCED FUND, INC.

WHEN THIS PROXY CARD IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY CARD WILL BE VOTED FOR EACH PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF MAIRS AND POWER BALANCED FUND, INC. (THE “FUND”) WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL JOINT MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL JOINT MEETING AND PROXY STATEMENT.

PLEASE MARK BOX IN BLUE OR BLACK INK AS FOLLOWS. Example:  [ X ]

TO VOTE ON THE PROPOSALS, PLEASE MARK THE APPROPRIATE BOXES BELOW.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

☐	To vote in accordance with the Board recommendations mark this box. Do not mark any other boxes in this card.

		FOR	AGAINST	ABSTAIN

1.

To approve the proposed Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized as separate series of Mairs and Power Funds Trust, a Delaware statutory trust, and to which the Fund will be liquidated and dissolved.

		☐	☐	☐

		FOR	AGAINST	ABSTAIN

2.	To approve changes modernizing and updating the Fund’s fundamental investment restrictions (includes the following Sub-Proposals):
	(a) To revise the policy regarding issuer diversification.	☐	☐	☐

	(b) To eliminate the policy regarding purchases of securities of other investment companies.	☐	☐	☐

	(c) To revise the policy regarding industry concentration.	☐	☐	☐

	(d) To revise the policy regarding investments in real estate.	☐	☐	☐

	(e) To eliminate the policy regarding the use of put and call options.	☐	☐	☐

	(f) To revise the policy regarding the making of loans by the Fund.	☐	☐	☐

	(g) To eliminate the policy regarding the purchase of securities on margin or short sales.	☐	☐	☐

	(h) To revise the policy regarding borrowing by the Fund.	☐	☐	☐

	(i) To eliminate the policy regarding pledges by the Fund.	☐	☐	☐

	(j) To eliminate the policy regarding Fund participation in joint trading accounts.	☐	☐	☐

	(k) To eliminate the policy regarding investing for the purpose of control.	☐	☐	☐

	(l) To revise the policies regarding acting as an underwriter.	☐	☐	☐

	(m) To eliminate the policy regarding the purchase of securities also owned by certain related persons.	☐	☐	☐

	(n) To revise the policy regarding investments in commodities.	☐	☐	☐

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3.	To elect five Directors to the Board of Directors of the Fund:

Independent Directors		FOR	WITHHOLD

a.	Norbert J. Conzemius	☐	☐

b.	Mary Schmid Daugherty	☐	☐

c.	Bert J. McKasy	☐	☐

d.	Charles M. Osborne	☐	☐

Interested Director

e.	William B. Frels	☐	☐

As to any other matter properly presented before the Meeting, the proxies named above shall vote in accordance with their discretion.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 560653107

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